CREDIT AGREEMENT


                          Dated as of December 1, 1997


                                      among


                                 WORLDTEX, INC.,
                                  as Borrower,


                      CERTAIN SUBSIDIARIES OF THE BORROWER,
                                 as Guarantors,


                                   THE LENDERS


                                       AND


                               NATIONSBANK, N.A.,
                                    as Agent

                                TABLE OF CONTENTS



SECTION 1 DEFINITIONS..........................................................1
    1.1 DEFINITIONS............................................................1
    1.2 COMPUTATION OF TIME PERIODS...........................................26
    1.3 ACCOUNTING TERMS......................................................27

SECTION 2 CREDIT FACILITIES...................................................27
    2.1 REVOLVING LOANS.......................................................27
    2.2 LETTER OF CREDIT SUBFACILITY..........................................29
    2.3 FOREIGN CURRENCY LOAN SUBFACILITY.....................................34
    2.4 SWINGLINE LOANS.......................................................36

SECTION 3 OTHER PROVISIONS RELATING TO CREDIT FACILITIES......................38
    3.1 DEFAULT RATE..........................................................38
    3.2 EXTENSION AND CONVERSION..............................................38
    3.3 PREPAYMENTS...........................................................39
    3.4 REDUCTIONS IN COMMITMENTS.............................................40
    3.5 FEES..................................................................40
    3.6 CAPITAL ADEQUACY......................................................41
    3.7 INABILITY TO DETERMINE INTEREST RATE..................................41
    3.8 ILLEGALITY............................................................42
    3.9 REQUIREMENTS OF LAW...................................................42
    3.10 TAXES................................................................43
    3.11 INDEMNITY............................................................46
    3.12 PRO RATA TREATMENT...................................................46
    3.13 SHARING OF PAYMENTS..................................................47
    3.14 PAYMENTS, COMPUTATIONS, ETC..........................................47
    3.15 EVIDENCE OF DEBT.....................................................50
    3.16 REPLACEMENT OF LENDERS...............................................50

SECTION 4 GUARANTY............................................................51
    4.1 THE GUARANTEE.........................................................51
    4.2 OBLIGATIONS UNCONDITIONAL.............................................51
    4.3 REINSTATEMENT.........................................................53
    4.4 REMEDIES..............................................................53
    4.5 RIGHTS OF CONTRIBUTION................................................53
    4.6 CONTINUING GUARANTEE..................................................54
    4.7 CERTAIN ADDITIONAL WAIVERS............................................54
    4.8 RELEASE OF GUARANTOR..................................................54

SECTION 5 CONDITIONS..........................................................55
    5.1 CONDITIONS TO CLOSING.................................................55
    5.2 CONDITIONS TO ALL EXTENSIONS OF CREDIT................................57

SECTION 6 REPRESENTATIONS AND WARRANTIES......................................58
    6.1 FINANCIAL CONDITION...................................................58
    6.2 NO CHANGES OR RESTRICTED PAYMENTS.....................................58
    6.3 ORGANIZATION; EXISTENCE; COMPLIANCE WITH LAW..........................59
    6.4 POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.........................59
    6.5 NO LEGAL BAR..........................................................59
    6.6 NO MATERIAL LITIGATION................................................60
    6.7 NO DEFAULT............................................................60
    6.8 OWNERSHIP OF PROPERTY; LIENS..........................................60
    6.9 INTELLECTUAL PROPERTY.................................................60
    6.10 NO BURDENSOME RESTRICTIONS...........................................60
    6.11 TAXES................................................................61
    6.12 ERISA................................................................61
    6.13 GOVERNMENTAL REGULATIONS, ETC........................................62
    6.14 PURPOSE OF EXTENSIONS OF CREDIT......................................63
    6.15 ENVIRONMENTAL MATTERS................................................63
    6.16 FIRST PRIORITY LIEN..................................................64
    6.17 SUBSIDIARIES.........................................................64

SECTION 7 AFFIRMATIVE COVENANTS...............................................64
    7.1 FINANCIAL STATEMENTS..................................................65
    7.2 CERTIFICATES; OTHER INFORMATION.......................................65
    7.3 NOTICES...............................................................66
    7.4 PAYMENT OF OBLIGATIONS................................................67
    7.5 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE......................68
    7.6 MAINTENANCE OF PROPERTY; INSURANCE....................................68
    7.7 INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS................68
    7.8 ENVIRONMENTAL LAWS....................................................69
    7.9 FINANCIAL COVENANTS...................................................70
    7.10 USE OF PROCEEDS......................................................71
    7.11 ADDITIONAL GUARANTIES AND STOCK PLEDGES..............................71

SECTION 8 NEGATIVE COVENANTS..................................................72
    8.1 INDEBTEDNESS..........................................................72
    8.2 LIENS.................................................................73
    8.3 NATURE OF BUSINESS....................................................73
    8.4 CONSOLIDATION, MERGER, SALE OR PURCHASE OF ASSETS, CREATION OF
        SUBSIDIARIES..........................................................73
    8.5 TRANSFER OF ASSETS....................................................74
    8.6 ADVANCES, INVESTMENTS AND LOANS.......................................74
    8.7 RESTRICTED PAYMENTS...................................................74
    8.8 TRANSACTIONS WITH AFFILIATES; MODIFICATION OF DOCUMENTATION...........76

    8.9 FISCAL YEAR...........................................................77
    8.10 LIMITATION ON RESTRICTIONS...........................................77
    8.11 SALE LEASEBACKS......................................................78
    8.12 CAPITAL EXPENDITURES.................................................78
    8.13 FACTORING AGREEMENT..................................................78

SECTION 9 EVENTS OF DEFAULT...................................................78
    9.1 EVENTS OF DEFAULT.....................................................78
    9.2 ACCELERATION; REMEDIES................................................80

SECTION 10 AGENCY PROVISIONS..................................................81
    10.1 APPOINTMENT..........................................................81
    10.2 DELEGATION OF DUTIES.................................................82
    10.3 EXCULPATORY PROVISIONS...............................................82
    10.4 RELIANCE ON COMMUNICATIONS...........................................82
    10.5 NOTICE OF DEFAULT....................................................83
    10.6 NON-RELIANCE ON AGENT AND OTHER LENDERS..............................83
    10.7 INDEMNIFICATION......................................................84
    10.8 AGENT IN ITS INDIVIDUAL CAPACITY.....................................84
    10.9 SUCCESSOR AGENT......................................................84

SECTION 11 MISCELLANEOUS......................................................85
    11.1 NOTICES..............................................................85
    11.2 RIGHT OF SET-OFF.....................................................86
    11.3 BENEFIT OF AGREEMENT.................................................87
    11.4 NO WAIVER; REMEDIES CUMULATIVE.......................................89
    11.5 PAYMENT OF EXPENSES, ETC.............................................89
    11.6 AMENDMENTS, WAIVERS AND CONSENTS.....................................90
    11.7 COUNTERPARTS.........................................................91
    11.8 HEADINGS.............................................................91
    11.9 SURVIVAL.............................................................91
    11.10 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE....................91
    11.11 SEVERABILITY........................................................92
    11.12 ENTIRETY............................................................92
    11.13 BINDING EFFECT; TERMINATION.........................................92
    11.14 CONFIDENTIALITY.....................................................92
    11.15 CONFLICT............................................................93

                                    SCHEDULES

Schedule 1.1(a)     Investments
Schedule 1.1(b)     Liens
Schedule 2.1(a)     Schedule of Lenders and Commitments
Schedule 2.1(b)(i)  Form of Notice of Borrowing for Revolving Loans
Schedule 2.1(e)     Form of Revolving Note
Schedule 2.2(b)     Notice of Request for Letter of Credit
Schedule 2.3(b)(i)  Form of Notice of Borrowing for Foreign Currency Loans
Schedule 2.4(d)     Form of Swingline Note
Schedule 3.2        Form of Notice of Extension/Conversion
Schedule 6.17       Subsidiaries
Schedule 7.2(b)     Form of Officer's Compliance Certificate
Schedule 7.2(e)     Form of Borrowing Base Certificate
Schedule 7.12       Form of Joinder Agreement
Schedule 8.1        Indebtedness
Schedule 11.1       Notice
Schedule 11.3(b)    Form of Assignment and Acceptance

                                CREDIT AGREEMENT


     THIS  CREDIT   AGREEMENT   dated  as  of  December  1,  1997  (the  "CREDIT
AGREEMENT"),  is by and  among  WORLDTEX,  INC.,  a  Delaware  corporation  (the
"BORROWER"), the subsidiaries of the Borrower listed on the signature pages hereto and such other subsidiaries as may from time to time after the date hereof become guarantors hereunder in accordance with the provisions hereof (the "GUARANTORS"), the lenders named herein and such other lenders as may become a party hereto (the "LENDERS"), and NATIONSBANK, N.A., as Agent for the Lenders (in such capacity, the "AGENT").


                               W I T N E S S E T H

     WHEREAS, the Borrower has requested that the Lenders provide a $25,000,000 credit facility for the purposes hereinafter set forth;

     WHEREAS, the Lenders have agreed to make the requested credit facility available to the Borrower on the terms and conditions hereinafter set forth;

     NOW,  THEREFORE,  IN  CONSIDERATION  of the  premises  and  other  good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:


                                    SECTION 1
                                   DEFINITIONS
                                   -----------


          1.1 DEFINITIONS.
              -----------

          As used in this Credit Agreement, the following terms shall have the meanings specified below unless the context otherwise requires:

          "ACQUIRED ASSETS" means, collectively, those assets acquired under and pursuant to the Purchase Agreement.

          "ADJUSTED CD RATE RESERVE PERCENTAGE" means for the Interest Period for each CD Rate Loan comprising part of the same borrowing (including conversions and extensions) the reserve percentage applicable on the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with deposits exceeding one billion dollars with respect to liabilities consisting of or including (among other liabilities) Dollar nonpersonal time deposits in the United States with a maturity equal to such Interest Period.

          "AFFILIATE" means, with respect to any Person, any other Person (i) directly or indirectly controlling or controlled by or under direct or indirect common control with such Person or (ii) directly or indirectly owning or holding five percent (5%) or more of the equity interest in such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "AGENCY SERVICES ADDRESS" means NationsBank, N.A., NC1-001-15-04, 101 North Tryon Street, Charlotte, North Carolina 28255, Attn: Agency Services, or such other address as may be identified by written notice from the Agent to the Borrower.

          "AGENT" shall have the meaning assigned to such term in the heading hereof, together with any successors or assigns.

          "AGENT'S FEE LETTER" means that certain letter agreement, dated as of October 27, 1997, between the Agent and the Borrower, as amended, modified, supplemented or replaced from time to time.

          "AGENT'S FEES" shall have the meaning assigned to such term in Section 3.5(c).

          "AGGREGATE REVOLVING COMMITTED AMOUNT" means the aggregate amount of Revolving Commitments in effect from time to time, being initially TWENTY FIVE MILLION DOLLARS ($25,000,000) (such aggregate maximum amount may be reduced or increased from time to time as provided in Section 3.4).

          "APPLICABLE PERCENTAGE" means for the Loans, Letter of Credit Fee and the Unused Fee, the appropriate applicable percentages corresponding to the Leverage Ratio in effect as of the most recent determination date as shown below:


=========================================================================================================================
          |                           |      Applicable      |                  |                    |
          |                           |    Percentage For    |                  |                    |
          |                           |      Eurodollar      |     Applicable   |                    |
 Pricing  |         Leverage          |     Loans and CD     |   Percentage For |     Applicable     |     Applicable
  Level   |          Ratio            |      Rate Loans      |     Base Rate    |   Percentage For   |   Percentage For
          |                           |    and Swingline     |       Loans      |   Letter of Credit |     Unused Fees
          |                           |        Loans         |                  |       Fees         |
----------|---------------------------|----------------------|------------------|--------------------|--------------------
   I      |  greater than 4.25 to 1.0 |       1.75%          |     .75%         |        1.75%       |        .375%
==========================================================================================================================


==========================================================================================================================
   II     |  less than or equal to    |       1.50%          |     .50%         |        1.50%       |        .30%
          |  4.25 to 1.0 but          |                      |                  |                    |
          |  greater than 3.0 to 1.0  |                      |                  |                    |
          |                           |                      |                  |                    |
----------|---------------------------|----------------------|------------------|--------------------|--------------------
   III    |  less than or equal to    |       1.25%          |     .25%         |        1.25%       |        .25%
          |  3.0 to 1.0 but           |                      |                  |                    |
          |  greater than 2.0 to 1.0  |                      |                  |                    |
          |                           |                      |                  |                    |
----------|---------------------------|----------------------|------------------|--------------------|--------------------
   IV     |  less than or equal to    |                      |                  |                    |
          |  2.0 to 1.0               |       1.00%          |      0%          |        1.00%       |        .20%
          |                           |                      |                  |                    |
==========================================================================================================================

     The Applicable Percentages shall be determined and adjusted quarterly on the date (each a "CALCULATION DATE") five Business Days after the date by which the Borrower is required to provide the officer's certificate in accordance with the provisions of Section 7.1(b); PROVIDED, HOWEVER, that
     (i) the initial Applicable Percentages shall be based on Pricing Level II until the first Calculation Date to occur after the Closing Date, and, thereafter, the Applicable Percentages shall be determined by the Leverage Ratio as of the fiscal quarter end immediately preceding the applicable Calculation Date, and (ii) if the Borrower fails to provide the officer's certificate to the Agent as required by Section 7.1(b) on or before the most recent Calculation Date, the Applicable Percentages from such Calculation Date shall be based on Pricing Level I until such time as an appropriate officer's certificate is provided, whereupon the Pricing Level shall be determined by the Leverage Ratio as of the fiscal quarter end immediately preceding the applicable Calculation Date. Except as set forth above, each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentages shall be applicable to all existing Loans and Letters of Credit as well as any new Loans made or Letters of Credit issued. The Borrower shall promptly deliver to the Agent at the address set forth in Section
     11.1 and at the Agency Services Address the information required by Section 7.2(b) in accordance with the terms of Section 7.2(b).

          "ASSIGNMENT OF FACTORING PROCEEDS" means, with respect to any Factoring Agreement, an assignment of factoring proceeds consented to in writing by the applicable Factor and otherwise in form and substance satisfactory to the Agent.

          "ASSESSMENT RATE" means for the Interest Period for each CD Rate Loan comprising part of the same borrowing (including conversions and extensions) the annual assessment rate (rounded upward to the nearest 1/100 of 1% per annum) estimated by the Agent on the first day of such Interest Period for determining the then current annual assessment payable by the Agent to the Federal Deposit Insurance Corporation (or any successor) for insuring Dollar deposits of the Agent in the United States.

          "AVAILABLE FOREIGN CURRENCY" means (i) British Pounds Sterling, French Francs, Swiss Francs, Deutsche Marks, Japanese Yen and Italian Lire and
     (ii) any other freely available currency which is freely transferable and freely convertible into Dollars and in which dealings in deposits are carried on in the London interbank market, which shall be requested by the Borrower and approved by each Lender.

          "BANKRUPTCY CODE" means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

          "BANKRUPTCY EVENT" means, with respect to any Person, the occurrence of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or ordering the winding up or liquidation of its affairs; or (ii) there shall be commenced against such Person an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded for a period of ninety (90) consecutive days; or (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for substantially all of its Property or make any general assignment for the benefit of creditors; or (iv) such Person shall be unable to, or shall admit in writing its inability to, pay its debts generally as they become due.

          "BASE RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the greater of (i) the Federal Funds Rate in effect on such day PLUS 1/2 of 1% or (ii) the Prime Rate in effect on such day. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable after due inquiry to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Base Rate shall be determined without regard to clause (i) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

          "BASE RATE LOAN" means any Loan bearing interest at a rate determined by reference to the Base Rate.

          "BORROWER" means Worldtex, Inc., a Delaware corporation.

          "BORROWING BASE" means, at any time, the sum of (a) 85% of Eligible Receivables PLUS (b) 50% of Eligible Inventory.

          "BORROWING BASE CERTIFICATE" means a Borrowing Base Certificate substantially in the form of SCHEDULE 7.2(E).

          "BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law to close, EXCEPT THAT, (i) when used in connection with a Eurodollar Loan, such day shall also be a day on which dealings between banks are carried on in U.S. dollar deposits in London interbank market and (ii) when used in connection with a Foreign Currency Loan, such day shall also be a day on which dealings between banks are carried on in deposits in Available Foreign Currencies in London interbank market.

          "CAPITAL EXPENDITURES" means all expenditures which in accordance with GAAP would be classified as capital expenditures, including, without limitation, Capital Leases.

          "CAPITAL LEASE" means, as applied to any Person, any lease of any Property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

          "CAPITAL  LEASE   OBLIGATION"  means  the  capital  lease  obligations
     relating to a Capital Lease determined in accordance with GAAP.

          "CASH EQUIVALENTS" means (a) Dollars, (b) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than six months from the date of acquisition,
     (c) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any Lender or with any domestic commercial bank having capital and surplus in excess of $500,000,000 and a Thompson Bank Watch Rating of "B" or better, (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (b) and (c) above entered into with any financial institution meeting the qualifications specified in clause (c) above, (e) commercial paper having the highest rating obtainable from Moody's or S&P and in each case maturing within six months after the date of acquisition and (f) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (a)-(e) of this definition.

          "CD  RATE"  means  for the  Interest  Period  for  each  CD Rate  Loan
     comprising   part  of  the  same  borrowing   (including   conversions  and
     extensions), a per annum interest rate equal to the sum of:

               (a) the rate obtained by dividing (i) the rate of interest determined by the Agent to be (rounded upward to the nearest whole multiple of 1/100 of 1% per annum) the bid rate per annum, at 10:00 A.M. (or as soon thereafter as is practicable) on the first day of such Interest Period, of NationsBank for the purchase at face value of certificates of deposit in an amount substantially equal to the CD Rate Loan comprising such borrowing (including extensions and continuations) and with a maturity equal to such Interest Period, by
          (ii) a percentage equal to 100% minus the Adjusted CD Rate Reserve Percentage for such Interest Period; plus

               (b) the Assessment Rate for such Interest Period.

          "CD RATE LOAN" means any loan bearing interest at the CD Rate PLUS the Applicable Percentage.

          "CHANGE  OF  CONTROL"  means the  occurrence  of any of the  following events: (i) the adoption of a plan relating to the liquidation of dissolution of the Borrower, (ii) any Person or two or more Persons acting in concert shall have acquired "beneficial ownership," directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing 50% or more of the combined voting power of all Voting Stock of the Borrower, (iii) during any period of up to 24 consecutive months, commencing after the Closing Date, individuals who at the beginning of such 24 month period were directors of the Borrower (together with any new director whose election by the Borrower's Board of Directors or whose nomination for election by the Borrower's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of the Borrower then in office, or
     (iv) the occurrence of a "Change of Control" under and as defined in the Senior Note Indenture. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Act of 1934.

          "CLOSING DATE" means the date hereof.

          "CODE" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

          "COLLATERAL" means all collateral referred to in and covered by the Security Agreement and the Pledge Agreement.

          "COMMITMENT" means the Revolving Commitment, the Swingline Commitment, the Foreign Currency Commitment and the LOC Commitment.

          "COMMITMENT PERIOD" means the period from and including the Closing Date to but not including the earlier of (i) the Maturity Date, or (ii) the date on which the Revolving Commitments terminate in accordance with the provisions of this Credit Agreement.

          "CONTRACTUAL OBLIGATION" means, as to any Person, any provision of any security issued by such Person or of any material agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

          "CREDIT DOCUMENTS" means a collective reference to this Credit Agreement, the Notes, the LOC Documents, the Security Agreement, the Pledge Agreement, the Agent's Fee Letter, and all other related financing statements.

          "CREDIT PARTY" means any of the Borrower and the Guarantors.

          "CURRENT ASSETS" means, as of the date of determination, the total amount of current assets of the Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP applied on a consistent basis.

          "CURRENT LIABILITIES" means, as of the date of determination, the total amount of current liabilities of the Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP applied on a consistent basis.

          "CURRENT   RATIO"  means,   with  respect  to  the  Borrower  and  its
     Subsidiaries on a consolidated basis, the ratio of Current Assets to Current Liabilities.

          "DEFAULT" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

          "DEFAULTING LENDER" means, at any time, any Lender that, at such time,
     (i) has failed to make an Extension of Credit required pursuant to the terms of this Credit Agreement, (ii) has failed to pay to the Agent or any Lender an amount owed by such Lender pursuant to the terms of the Credit Agreement or any other of the Credit Documents, or (iii) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar proceeding.

          "DETERMINATION DATE" means, with respect to any Foreign Currency Loan:

               (a) in connection with any origination of such Loan, the Business Day which is the earliest of the date such Loan is made or the date the interest rate is set;

               (b) in connection with any extension or conversion of an existing Foreign Currency Loan, the Business Day which is the earlier of the date such Loan is extended or converted, or the date the interest rate is set, as applicable, in connection with any extension or conversion; or

               (c) the date of any reduction of the Revolving Committed Amount pursuant to the terms of Section 3.4.

          "DISQUALIFIED STOCK" means any capital stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the Maturity Date, PROVIDED, HOWEVER, that any capital stock that would constitute Disqualified Stock solely because the holders thereof have the right to require the Borrower to repurchase such capital stock upon the occurrence of a Change of Control or an asset sale shall not constitute Disqualified Stock if the terms of such capital stock provide that the Borrower may not repurchase or redeem any such capital stock pursuant to such provisions unless such repurchase or redemption complies with Section
     4.07 of the Senior Note Indenture.

          "DOLLAR AMOUNT" means (a) with respect to Dollars or an amount denominated in Dollars, such amount and (b) with respect to an amount of any Available Foreign Currency or an amount denominated in such Available Foreign Currency, the Dollar Equivalent of such amount on the applicable date contemplated in the Credit Agreement.

          "DOLLAR EQUIVALENT" means, on any date, with respect to any amount denominated in an Available Foreign Currency, the amount of Dollars into which the Agent could, in accordance with its practice from time to time in the interbank foreign exchange market, convert such amount of Available Foreign Currency at its spot rate of exchange (inclusive of all reasonable related costs of conversion) applicable to the relevant transaction at or about 10:00 A.M., Charlotte, North Carolina time, on such date.

          "DOLLARS" and "$" means dollars in lawful currency of the United States of America.

          "DOMESTIC SUBSIDIARY" means any Subsidiary which is incorporated or organized under the laws of any state of the United States or of the District of Columbia.

          "EBITDA" means for any period with respect to the Borrower and its Subsidiaries on a consolidated basis the sum of Net Income PLUS Interest Expense PLUS all provisions for any Federal, state or other domestic and foreign income taxes PLUS depreciation, amortization and other non-cash charges, in each case determined in accordance with GAAP applied on a consistent basis. Except as expressly provided otherwise, the applicable period shall be for the four consecutive quarters ending as of the date of determination.

          "ECA"  means  Elastic   Corporation  of  America,   Inc.,  a  Delaware
     corporation.

          "ELIGIBLE INVENTORY" means, as of the date of determination, the gross dollar value (valued at the lower of cost (on a FIFO basis) or fair market value of all finished goods, work in process and raw materials inventory of the Borrower and its Domestic Subsidiaries LESS appropriate reserves determined in accordance with GAAP applied on a consistent basis, but excluding in any event (i) inventory subject to a Lien other than Liens referred to in clauses (i), (ii), (iii), (iv), (v) and (vi) of the definition of Permitted Liens, (ii) inventory upon which the Agent does not have a first priority perfected security interest, (iii) inventory which fails to meet standards for sale or use imposed by Governmental Authorities in the United States, (iv) inventory which is not useable or saleable at prices approximating their cost (after taking into account, without duplication, the amount of any reserves for obsolescence, unsaleability or decline in value), (v) inventory having a book value of more than $1,000,000 in the aggregate, which is leased or on consignment, (vi) packaging materials and supplies and (vii) inventory of any Foreign Subsidiaries.

          "ELIGIBLE RECEIVABLES" means, as of any date of determination and without duplication, (A) all amounts owing to any Credit Party at such time under all Factoring Agreements for which the Agent has received a satisfactory Assignment of Factoring Proceeds (net of any amounts (i) which the Factors are entitled to offset against amounts owing to any Credit Party under such Factoring Agreements and (ii) owing by account debtors located outside of the United States and Canada (except to the extent that (a) payment for the goods shipped is secured by an irrevocable letter of credit in a form and from an institution reasonably acceptable to the Agent or (b) a Factor has assumed the credit risk of the related accounts receivable)) and (B) the aggregate book value of all accounts receivable, receivables, and obligations for payment created or arising from the sale of inventory or the rendering of services in the ordinary course of business (collectively, the "RECEIVABLES"), owned by or owing to the Borrower or any of its Domestic Subsidiaries, net of accrued incentive amounts, allowances and reserves for doubtful or uncollectible accounts and sales adjustments consistent with the Borrower's internal policies and in any event in accordance with GAAP, but excluding in any event (i) Receivables subject to any Lien, other than Liens referred to in clause
     (i), (ii), (iii),  (iv), (v) and (vi) of the definition of Permitted Liens,
     (ii) Receivables upon which the Agent does not have a first priority perfected security interest, (iii) Receivables which are more than 90 days from the date of invoice, (iv) any Receivable not otherwise excluded by clause (iii) above but owing from an account debtor which is the account debtor on existing Receivables more than 50% of which are then excluded by such clause (iii), (v) Receivables owing by an account debtor which is subject to any bankruptcy or insolvency proceeding of any kind, (vi) Receivables owing by an account debtor located outside of the United States or Canada (unless payment for the goods shipped is either (A) covered by credit insurance in form and substance acceptable to the Agent or (B) secured by an irrevocable letter of credit in a form and from an institution acceptable to the Agent); PROVIDED that, at any time, no more than $3,000,000 in aggregate Receivables owing by account debtors in Canada may be included in Eligible Receivables, (vii) Receivables which are contingent or subject to offset, deduction, counterclaim, credit, dispute or other defense to payment, in each case to the extent of such offset, deduction, counterclaim, dispute or other defense, (viii) Receivables for which any direct or indirect Subsidiary of the Borrower or any Affiliate of the Borrower is the account debtor, (ix) Receivables representing a sale to the government of the United States of America or any subdivision thereof unless the Borrower or its Subsidiaries, as applicable have complied (to the satisfaction of the Agent), with respect to the granting of a security interest in such Receivable, with the Federal Assignment of Claims Act or other similar applicable law, and (x) Receivables (if any), to the extent exceeding $100,000 in the aggregate at any one time, created in connection with any sale where payment is due on delivery of inventory sold.

          "ENVIRONMENTAL LAWS" means any and all lawful and applicable Federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

          "EQUITY INTERESTS" means capital stock and all warrants, options or other rights to acquire capital stock (but excluding any debt security that is convertible into, or exchangeable for, capital stock).

          "EQUITY TRANSACTION" means any issuance by the Borrower to any Person of shares of its capital stock or other equity interest.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

          "ERISA AFFILIATE" means an entity which is under common control with the Borrower within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes the Borrower and which is treated as a single employer under Sections 414(b) or (c) of the Code.

          "ERISA EVENT" means (i) with respect to any Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(c) or 4041A of ERISA; (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (v) any event or condition which could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (vi) the complete or partial withdrawal of the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate from a Multiemployer Plan; (vii) the conditions for imposition of a lien under Section 302(f) of ERISA exist with respect to any Plan; or (vii) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

          "EURODOLLAR LOAN" means any Loan bearing interest at a rate determined by reference to the Eurodollar Rate.

          "EURODOLLAR RATE" means, for the Interest Period for each Eurodollar Loan comprising part of the same borrowing (including conversions, extensions and renewals), a per annum interest rate determined pursuant to the following formula:


       Eurodollar Rate  =       INTERBANK OFFERED RATE
                            --------------------------
                            1 - Eurodollar Reserve Percentage


          "EURODOLLAR RESERVE PERCENTAGE" means for any day, that percentage (expressed as a decimal) which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as such regulation may be amended from time to time or any successor regulation, as the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to Eurocurrency liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate of Eurodollar Loans is determined), whether or not Lender has any Eurocurrency liabilities subject to such reserve requirement at that time. Eurodollar Loans shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credits for proration, exceptions or offsets that may be available from time to time to a Lender. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

          "EVENT OF DEFAULT" means such term as defined in Section 9.1.

          "EXISTING INDEBTEDNESS" means such term as defined in Section 8.1(b).

          "EXTENSION OF CREDIT" means, as to any Lender, the making of, or participation in, a Loan by such Lender or the issuance or extension of, or participation in, a Letter of Credit.

          "FACTOR" means such term as defined in the definition of "FACTORING AGREEMENT" set forth in this Section 1.1.

          "FACTORING AGREEMENT" means each agreement between the Borrower or any of its Subsidiaries and Republic Business Credit Corporation or any other

     Person (each of Republic Business Credit Corporation and each such other Person, in such capacity, a "FACTOR") providing for credit, collection and application services to be performed by a Factor with respect to accounts receivable of the Borrower or any of such Subsidiaries, as applicable, and/or for the purchase by a Factor, subject to the terms thereof, of some or all of such accounts receivable, and which may grant to a Factor a security interest in the factored accounts receivable of the Borrower or any of such Subsidiaries, as applicable.

          "FEES" means all fees payable pursuant to Section 3.5.

          "FEDERAL FUNDS RATE" means, for any day, the rate of interest per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, PROVIDED that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day and (ii) if no such rate is so published on such next preceding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Agent on such day on such transactions as determined by the Agent.

          "FLOATING CD RATE" means, for each Swingline Loan, the interest rate per annum at which deposits in Dollars are available to the Swingline Lender for 90 days in the form of negotiable certificates of deposit in the secondary certificate of deposit market (the "90 Day CD rate") on or about 10:00 A.M. (Charlotte, North Carolina time) on the date of making the Swingline Loan, in an amount substantially the same as such Swingline Loan, as adjusted to reflect the cost of any applicable reserve requirements, assessments of the Federal Deposit Insurance Corporation (or any successor) and other assessments, which Floating CD Rate shall change as of the date that the 90 Day CD rate shall change and shall change as often as the 90 Day CD rate shall change.

          "FOREIGN CURRENCY" means the Available Foreign Currency.

          "FOREIGN CURRENCY COMMITMENT" means, with respect to each Lender, the commitment of such Lender to make Foreign Currency Loans in an aggregate principal amount at any time outstanding of up to such Lender's Foreign Currency Commitment Percentage of the Foreign Currency Committed Amount.

          "FOREIGN CURRENCY COMMITMENT PERCENTAGE" means, for any Lender, the percentage identified as its Foreign Currency Commitment Percentage on
     SCHEDULE 2.1(A), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

          "FOREIGN CURRENCY COMMITTED AMOUNT" means, collectively, the aggregate amount of all Foreign Currency Commitments as referenced in Section 2.3(a) and, individually, the amount of each Lender's Foreign Currency Commitment as specified on SCHEDULE 2.1(A).

          "FOREIGN CURRENCY EQUIVALENT" means, on any date, with respect to an amount denominated in Dollars, the amount of any applicable Available Foreign Currency into which the Agent could, in accordance with its practice from time to time in the interbank foreign exchange market, convert such amount of Dollars at its spot rate of exchange (inclusive of all reasonable related costs of conversion) applicable to the relevant transaction on or about 10:00 A.M. (Charlotte, North Carolina time) on such date.

          "FOREIGN CURRENCY LOANS" shall have the meaning assigned to such term in Section 2.3(a).

          "FOREIGN SUBSIDIARY" means any Subsidiary of the Borrower which is not a Domestic Subsidiary.

          "FUNDED DEBT" means, with respect to any Person,  without duplication,
     (i) all Indebtedness of such Person for borrowed money, (ii) all purchase money Indebtedness of such Person, including without limitation the principal portion of all obligations of such Person under Capital Leases,
     (iii) all Guaranty Obligations of such Person with respect to Funded Debt of another Person, (iv) the maximum available amount of all standby letters of credit or acceptances issued or created for the account of such Person,
     (v) all Funded Debt of another Person secured by a Lien on any Property of such Person, whether or not such Funded Debt has been assumed, PROVIDED that for purposes hereof the amount of such Funded Debt shall be limited to the greater of (A) the amount of such Funded Debt as to which there is recourse to such Person and (B) the fair market value of the property which is subject to the Lien, (vi) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP. The Funded Debt of any Person shall include the Funded Debt of any partnership or joint venture in which such Person is a general partner or joint venturer, but only to the extent to which there is recourse to such Person for the payment of such Funded Debt.

          "GAAP" means generally accepted accounting principles in the United States applied on a consistent basis and subject to the terms of Section
     1.3 hereof.

          "GOVERNMENTAL AUTHORITY" means any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

          "GUARANTEED OBLIGATIONS" means, as to each Guarantor, without duplication, (i) all obligations of the Borrower to the Lenders (including the Issuing Lender) and the Agent, whenever arising, under this Credit Agreement, the Notes or the Credit Documents relating to the Obligations hereunder (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code), and (ii) all liabilities and obligations, whenever arising, owing from the Borrower to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement relating to the Loans or Obligations hereunder.

          "GUARANTOR" means such term as defined in the first paragraph hereof.

          "GUARANTY OBLIGATIONS" means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, including without limitation any such obligation, whether or not contingent, (i) to purchase any such Indebtedness or any Property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or
     (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount of the Indebtedness in respect of which such Guaranty Obligation is made.

          "HEDGING AGREEMENTS" means any interest rate protection agreement or foreign currency exchange agreement between the Borrower and any Lender, or any Affiliate of a Lender.

          "INDEBTEDNESS" of any Person means (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (iv) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (v) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (vi) all Guaranty Obligations of such Person, (vii) the principal portion of all obligations of such Person under Capital Leases, (viii) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements (including, but not limited to, the Hedging Agreements),

     (ix) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (x) all preferred stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date, and (xi) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP. The
     Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, but only to the extent to which there is recourse to such Person for payment of such Indebtedness.

          "INTERBANK OFFERED RATE" means, for the Interest Period for each Eurodollar Loan comprising part of the same borrowing (including conversions, extensions and renewals), a per annum interest rate (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the rate of interest, determined by the Agent on the basis of the offered rates for deposits in dollars or applicable Available Foreign Currency, for whichever of such currencies such Loan is denominated, for a period of time corresponding to such Interest Period (and commencing on the first day of such Interest Period), appearing on Telerate Page 3750 (or, if, for any reason, Telerate Page 3750 is not available, the Reuters Screen LIBO Page) as of approximately 11:00 A.M. (London time) two (2) Business Days before the first day of such Interest Period. As used herein, "Telerate Page 3750" means the display designated as page 3750 by Dow Jones Telerate, Inc. (or such other page as may replace such page on that service for the purpose of displaying the British Bankers Association London interbank offered rates) and "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).

          "INTEREST COVERAGE RATIO" means, as of the end of each fiscal quarter of the Borrower for the Borrower and its Subsidiaries on a consolidated basis for the four consecutive quarters ending on such date, the ratio of
     (a) EBITDA for the applicable period to (b) Interest Expense for the applicable period.

          "INTEREST EXPENSE" means for any period with respect to the Borrower and its Subsidiaries on a consolidated basis all interest expense, including the amortization of debt discount and premium and the interest component under Capital Leases, in each case determined in accordance with GAAP applied on a consistent basis. Except as expressly provided otherwise, the applicable period shall be for the four consecutive quarters ending as of the date of determination.

          "INTEREST PAYMENT DATE" means (i) as to any Base Rate Loan, the last Business Day of each calendar quarter (March, June, September and December) of the Borrower and the Maturity Date and (ii) as to any Eurodollar Loan or any CD Rate Loan, the last day of each Interest Period for such Loan and the Maturity Date, and in addition if the Interest Period for a Eurodollar Loan is more than 3 months, then also on the date 3 months from the beginning of the Interest Period, or if the Interest Period for a CD Rate Loan is greater than 90 days, then also on the date 90 days from the beginning of the Interest Period. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day, EXCEPT THAT in the case of Eurodollar Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day.

          "INTEREST PERIOD" means (i) as to any Eurodollar Loan, a period of one, two, three or six month's duration, as the Borrower may elect, commencing in each case, on the date of the borrowing (including conversions, extensions and renewals) and (ii) with respect to CD Rate Loans, a period of 30, 60, 90 or 180 days' duration, as the Borrower may elect, commencing in each case, on the date of the borrowing (including conversions, extensions and renewals); PROVIDED, HOWEVER, (A) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that in the case of Eurodollar Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (B) no Interest Period shall extend beyond the Maturity Date, and (C) in the case of Eurodollar Loans, where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last day of such calendar month.

          "INVESTMENT" means (i) any loan or advance to any Person, (ii) any purchase or other acquisition of any capital stock, warrants, rights, options, obligations or other securities of, or equity interest in, any Person or (iii) any capital contribution to any Person or any other investment in any Person, including, without limitation, any Guaranty Obligation incurred for the benefit of such Person.

          "ISSUING LENDER" means NationsBank, N.A.

          "ISSUING LENDER FEES" shall have the meaning  assigned to such term in
     Section 3.5(b)(ii).

          "JOINDER AGREEMENT" means a joinder agreement substantially in the form of SCHEDULE 7.12.

          "LENDERS" means each of the Persons identified as a "Lender" on the signature pages hereto, and their successors and assigns.

          "LETTER OF CREDIT" means any letter of credit issued by the Issuing Lender for the account of the Borrower in accordance with the terms of
     Section 2.3.

          "LETTER  OF CREDIT  FEE"  shall  have the  meaning  given such term in
     Section 3.5(b).

          "LEVERAGE RATIO" means, as of the last day of any fiscal quarter of the Borrower, with respect to the Borrower and its Subsidiaries on a consolidated basis, the ratio of Funded Debt on such day to EBITDA for the period of four consecutive fiscal quarters ending as of such day.

          "LIEN" means any mortgage, pledge, hypothecation, collateral assignment, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof).

          "LOAN" or "LOANS" means the Revolving Loans (or a portion of any Revolving Loan bearing interest at the Base Rate, CD Rate or the Eurodollar Rate and referred to as a Base Rate Loan, CD Rate Loan or a Eurodollar
     Loan), and/or any Swingline Loans and/or any Foreign Currency Loan (or any Foreign Currency Loan referred to as a Eurodollar Loan), individually or collectively, as appropriate.

          "LOC COMMITMENT" means the commitment of the Issuing Lender to issue, and to honor payment obligations under, Letters of Credit hereunder and with respect to each Lender, the commitment of each Lender to purchase participation interests in the Letters of Credit up to such Lender's LOC Committed Amount as specified in SCHEDULE 2.1(A), as such amount may be reduced from time to time in accordance with the provisions hereof.

          "LOC COMMITTED AMOUNT" means, collectively, the aggregate amount of all of the LOC Commitments of the Lenders to issue and participate in Letters of Credit as referenced in Section 2.3(a) and, individually, the amount of each Lender's LOC Commitment as specified in SCHEDULE 2.1(A).

          "LOC DOCUMENTS" means, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

          "LOC OBLIGATIONS" means, at any time, the sum of (i) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit PLUS
     (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

          "MATERIAL ADVERSE EFFECT" means a material adverse effect on (i) the condition (financial or otherwise), operations, business, assets, liabilities or prospects of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower and its Subsidiaries as a whole to perform any material obligation under the Credit Documents to which it is a party or (iii) the rights and remedies of the Lenders under the Credit Documents.

          "MATERIALS OF ENVIRONMENTAL CONCERN" means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Laws, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

          "MATURITY DATE" means December 1, 2002.

          "MOODY'S" means Moody's Investors Service, Inc., or any successor or assignee of the business of such company in the business of rating securities.

          "MULTIEMPLOYER PLAN" means a Plan which is a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA.

          "MULTIPLE EMPLOYER PLAN" means a Plan which the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate and at least one employer other than the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate are contributing sponsors.

          "NATIONSBANK" means NationsBank, N.A. and its successors.

          "NET CASH PROCEEDS" means gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received in connection with an Equity Transaction net of actual costs and taxes incurred by such Person in connection with and attributable to such Equity Transaction.

          "NET INCOME" means for any period , the net income with respect to the Borrower and its Subsidiaries on a consolidated basis as determined in accordance with GAAP applied on a consistent basis, but excluding for purposes of determining the Leverage Ratio and the Interest Coverage Ratio, any extraordinary gains or losses and any taxes on such excluded gains and any tax deductions or credits on account of any such excluded gains and any tax deductions or credits on account of any such excluded losses.

          "NET WORTH" means, as of any date, shareholders' equity or net worth of the Borrower and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP; PROVIDED, HOWEVER, that (A) foreign currency translation adjustments under Financial Accounting Standards Board Statement No. 52, "Foreign Currency Translation" and (B) items reported in comprehensive income and accumulated other comprehensive income under Financial Accounting Standards Statement No. 130 (including but not limited to gains or losses for derivatives designated as a hedge of exposure to variable cash flows of forecasted transactions and derivatives designated as a hedge of foreign currency exposure of a net investment in a foreign operation), shall not in either case be taken into account in calculating Net Worth.

          "NON-EXCLUDED TAXES" means such term as is defined in Section 3.10.

          "NOTE" or "NOTES" means any Revolving Note, as the context may require.

          "NOTICE  OF  BORROWING"   means  a  written  notice  of  borrowing  in
     substantially the form of SCHEDULE 2.1(B)(I), as required by Section 2.1(b)(i) in the case of Revolving Loans or Schedule 2.3(b)(i), as required by Section 2.3(b)(i) in the case of Foreign Currency Loans.

          "NOTICE OF EXTENSION/CONVERSION" means the written notice of extension or conversion in substantially the form of SCHEDULE 3.2, as required by
     Section 3.2.

          "NFA INDUSTRIAL DEVELOPMENT BOND DOCUMENTS" means those agreements executed in connection with the $8,100,000 Revenue Bonds (NFA Corp. Project), Series 1992-A, issued by the Industrial Development Board of the City of Columbiana, Alabama, under that certain Trust Indenture date June 1, 1992, as amended by First Supplemental Trust Indenture dated May 1, 1997, as amended in connection with the assumption of such agreements by ECA pursuant to the terms of the Purchase Agreement.

          "OBLIGATIONS" means, collectively, the Revolving Loans, the Foreign Currency Loans, the Swingline Loans and the LOC Obligations.

          "OPERATING LEASE" means, as applied to any Person, any lease (including, without limitation, leases which may be terminated by the lessee at any time) of any Property (whether real, personal or mixed) which is not a Capital Lease other than any such lease in which that Person is the lessor.

          "PARTICIPATION INTEREST" means the purchase by a Lender of a participation in Letters of Credit and LOC Obligations as provided in
     Section 2.2(c), in Swingline Loans as provided in Section 2.4(b)(iii) and in Revolving Loans as provided in Section 3.13.

          "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereof.

          "PERMITTED BUSINESS" means the same or similar line of business as the Borrower or any of its Subsidiaries is engaged in as of the Closing Date.

          "PERMITTED HEDGING OBLIGATIONS" means such term as defined in Section 8.1(d).

          "PERMITTED INVESTMENTS" means Investments which are either (i) cash and Cash Equivalents, (ii) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, (iii) Investments consisting of stock, obligations, securities or other property received in settlement of accounts receivable (created in the ordinary course of business) from defaulting obligors, (iv) Investments existing as of the Closing Date and set forth in SCHEDULE 1.1(A), (v) Investments made as a result of the receipt of non-cash consideration from an asset sale that was made pursuant to and in compliance with Section 8.5; (vi) Investments in any Subsidiary or in the Borrower, (vii) Investments in any joint ventures or Affiliates in an amount not to exceed $10,000,000 in the aggregate at any time outstanding; (viii) the acquisition of the assets or capital stock of another Person provided that (A) the purchase price of such acquisition, when taken together with all other Investments made pursuant to this clause
     (viii) during the term of this Credit Agreement, shall not exceed $25,000,000 plus, after such $25,000,000 has been expended, the amount (if any) permitted to be invested for such purpose pursuant to Section 8.7 hereof and (B) if the acquisition is of the capital stock of another Person, such Person shall become a Subsidiary upon the consummation of such acquisition and (ix) advances to employees, with respect to salary, bonus, travel, relocation and similar matters in an aggregate amount not to exceed $1,000,000 at any time outstanding.

          "PERMITTED LIENS" means:

               (i)   Liens in favor of the Agent on behalf of the Lenders;

               (ii) Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

               (iii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, PROVIDED that such Liens secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

               (iv) Liens (other than Liens created or imposed under ERISA) incurred or deposits made by the Borrower and its Subsidiaries in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

               (v) Liens in connection with attachments or judgments (including judgment or appeal bonds) PROVIDED that the judgments secured shall, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within 30 days after the expiration of any such stay;

               (vi) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered Property for its intended purposes;

               (vii) Liens (a) which exist on Property at the time of acquisition thereof by the Borrower or any of its Subsidiaries, (b) which exist on the Property of any Person at the time such Person becomes a Subsidiary of the Borrower or merges or consolidates with the Borrower or any of its Subsidiaries, or (c) created solely to secure the purchase price of property or to secure Indebtedness (including Capital Lease Obligations) incurred solely for the purpose of acquiring, constructing or improving property to the extent permitted under Section 8.1(c), PROVIDED that no such Lien shall cover any property other than the particular property (or proceeds thereof) being acquired or improved or previously subject to a Lien;

               (viii) leases or subleases granted to others not interfering in any material respect with the business of the Borrower or any of its Subsidiaries;

               (ix) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Credit Agreement;

               (x) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;

               (xi) inchoate Liens arising under ERISA to secure current service pension liabilities as they are incurred under the provisions of any Plan;

               (xii) Liens  existing  as of the  Closing  Date and set forth on
          SCHEDULE 1.1(B);

              (xiii) Liens in connection with a Factoring Agreement, but (i) only to the extent of the applicable accounts receivable subject to such Factoring Agreement and (ii) only if the proceeds payable thereunder have been assigned to the Agent for the benefit of the Lenders in a manner reasonably acceptable to the Agent;

               (xiv) Liens  to  secure  Permitted   Refinancing   Indebtedness,
          provided  that such Liens  extend only to the assets that  secured the
          Indebtedness   refinanced   with  the   proceeds  of  such   Permitted
          Refinancing Indebtedness;

               (xv) Liens securing Permitted Hedging Obligations;

               (xvi)   Liens  on  assets  of   Foreign   Subsidiaries   securing
          Indebtedness of any such Person where such Indebtedness was permitted to be incurred by the terms of this Credit Agreement; and

               (xvii) additional Liens securing Indebtedness in an amount not to exceed $5 million in the aggregate at any time outstanding.

          "PERMITTED REFINANCING INDEBTEDNESS" means any Indebtedness of the Borrower or any of its Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of the Borrower or any of its Subsidiaries (other than intercompany Indebtedness); PROVIDED, that: (i) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount of (or accreted value, if applicable), plus accrued interest on, the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable expenses incurred in connection therewith); (ii) such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded, (iii) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Obligations, such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and is subordinated in right of payment to, the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and (iv) such Indebtedness is incurred either by the Borrower or by a Subsidiary who is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

          "PERSON"  means any  individual,  partnership,  joint  venture,  firm,
     corporation,   limited  liability  company,  association,  trust  or  other enterprise (whether or not incorporated) or any Governmental Authority.

          "PLAN" means any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

          "PLEDGE AGREEMENT" means the Pledge Agreement dated as of the date hereof entered into by the Borrower in favor of the Agent for the benefit of the Lenders (and affiliates of Lenders as to certain obligations under Hedge Agreements), as amended and modified.

          "PRIME RATE" means the rate of interest per annum publicly announced from time to time by NationsBank, N.A. as its prime rate in effect at its principal office in Charlotte, North Carolina, with each change in the Prime Rate being effective on the date such change is publicly announced as effective (it being understood and agreed that the Prime Rate is a reference rate used by NationsBank, N.A. in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit by NationsBank, N.A. to any debtor).

          "PRIOR CREDIT AGREEMENT" means that certain Credit Agreement among the Borrower (as assignee of Willcox & Gibbs, Inc.), certain Subsidiaries of the Borrower, NationsBank, N.A., as Agent (f/k/a NationsBank of North Carolina, N.A.) and the lenders party thereto dated as of November 12, 1992, as amended or modified from time to time.

          "PROPERTY" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

          "PURCHASE AGREEMENT" means that certain Asset Purchase Agreement dated as of October 29, 1997 among ECA, the Borrower and NFA Corp., a Massachusetts corporation.

          "REGISTER" shall have the meaning given such term in Section 11.3(c).

          "REGULATION  G,  T,  U,  OR  X"  means   Regulation  G,  T,  U  or  X,
     respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "RELEASE" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Materials of Environmental Concern).

          "REPORTABLE EVENT" means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

          "REQUIRED LENDERS" means, at any time, Lenders which are then in compliance with their obligations hereunder (as determined by the Agent) and holding in the aggregate at least 67% of (i) the Commitments, and (ii) if the Commitments have been terminated, the outstanding Loans and Participation Interests (including the Participation Interests of the Issuing Lender in any Letters of Credit).

          "REQUIREMENT OF LAW" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property is subject.

          "RESPONSIBLE OFFICER" means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President or other duly authorized officer.

          "RESTRICTED PAYMENT" means such term as defined in Section 8.7.

          "REVOLVING COMMITMENT" means, with respect to each Lender, the commitment of such Lender to make Revolving Loans in an aggregate principal amount at any time outstanding of up to such Lender's Revolving Commitment Percentage of the Aggregate Revolving Committed Amount as specified in
     SCHEDULE 2.1(A), as such amount may be reduced from time to time in accordance with the provisions hereof.

          "REVOLVING COMMITMENT PERCENTAGE" means, for each Lender, a fraction (expressed as a decimal) the numerator of which is the Revolving Commitment of such Lender at such time and the denominator of which is the Aggregate Revolving Committed Amount at such time. The initial Revolving Commitment Percentages are set out on SCHEDULE 2.1(A).

          "REVOLVING COMMITTED AMOUNT" means, collectively, the aggregate amount of all of the Revolving Commitments as referenced in Section 2.1(a) and, individually, the amount of each Lender's Revolving Commitment as specified in SCHEDULE 2.1(A).

          "REVOLVING  LOANS"  shall have the  meaning  assigned  to such term in
     Section 2.1(a).

          "REVOLVING NOTE" or "REVOLVING NOTES" means the promissory notes of the Borrower in favor of each of the Lenders evidencing the Revolving Loans and the Foreign Currency Loans in substantially the form attached as
     SCHEDULE 2.1(E), individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

          "REVOLVING OBLIGATIONS" means, collectively, Revolving Loans, Foreign Currency Loans, Swingline Loans and LOC Obligations.

          "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor or assignee of the business of such division in the business of rating securities.

          "SECURITY AGREEMENT" means the Security Agreement dated as of the date hereof entered into by the Borrower and certain of its Subsidiaries in favor of the Agent for the benefit of the Lenders (and affiliates of Lenders as to certain obligations under Hedge Agreements), as amended and modified.

          "SENIOR NOTE" means any of the 95/8% Senior Notes due 2007 issued by the Borrower in favor of the Senior Noteholders pursuant to the Senior Note Indenture, as such Senior Notes may be amended, modified, restated or supplemented and in effect from time to time.

          "SENIOR NOTE INDENTURE" means that certain Indenture dated as of the Closing Date among the Borrower, the Guarantors and IBJ Schroder Bank & Trust Company, in its capacity as trustee for the Senior Noteholders, as the same may be amended, modified, restated or supplemented and in effect from time to time.

          "SENIOR NOTEHOLDER" means any one of the holders from time to time of the Senior Notes.

          "SINGLE EMPLOYER PLAN" means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

          "SOLVENT" or "SOLVENCY" means, with respect to any Person as of a particular date, that on such date (i) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (ii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature in their ordinary course, (iii) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (iv) the fair value of the Property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (v) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "SUBORDINATED   INDEBTEDNESS"   means   any   Indebtedness   which  is
     subordinate under instruments in form and substance satisfactory to the Required Lenders to the Obligations.

          "SUBSIDIARY" means, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than 50% of the voting interests at any time. Unless otherwise identified, "Subsidiary" or "Subsidiaries" shall mean Subsidiaries of the Borrower.

          "SWINGLINE COMMITMENT" means the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding of up to the Swingline Committed Amount.

          "SWINGLINE COMMITTED AMOUNT" shall have the meaning assigned to such term in Section 2.4(a).

          "SWINGLINE LENDER" means NationsBank, N.A.

          "SWINGLINE  LOAN"  shall  have the  meaning  assigned  to such term in
     Section 2.4(a).

          "SWINGLINE NOTE" means the promissory note of the Borrower in favor of the Swingline Lender in the original principal amount of $5,000,000, as such promissory note may be amended, modified, restated or replaced from time to time.

          "UNUSED FEE" shall have the meaning given such term in Section 3.5(a).

          "VOTING STOCK" means, with respect to any Person, capital stock issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

          "WEIGHTED AVERAGE LIFE TO MATURITY" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Indebtedness.


          1.2 COMPUTATION OF TIME PERIODS.
              ---------------------------

          For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

          1.3  ACCOUNTING TERMS.
               -----------------

          Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1 hereof (or, prior to the delivery of the first financial statements pursuant to Section 7.1 hereof, consistent with the annual audited financial statements referenced in Section 6.1); PROVIDED, HOWEVER, if (a) the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Agent or the Required Lenders shall so object in writing within 30 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrower to the Lenders as to which no such objection shall have been made.

          Notwithstanding the above, the parties hereto acknowledge and agree that, for purposes of all calculations made in determining compliance with the financial covenants set forth in Section 7.9 and for purposes of the definition of "Applicable Percentage" set forth in Section 1.1, income statement items (whether negative or positive) attributable to the Acquired Assets and any Property acquired in any Investment described in clause (viii) of the definition of "Permitted Investment" and any Indebtedness incurred by the Borrower or any of its Subsidiaries in order to consummate such acquisition or Investment shall be included to the extent relating to any period applicable in such calculations occurring after the date of such Investment (and, notwithstanding the foregoing, during the first four fiscal quarters following the date of the acquisition of the Acquired Assets or of such Investment, such acquisition or Investment and any Indebtedness incurred by the Borrower or any of its Subsidiaries in order to consummate such acquisition or Investment (A) shall be deemed to have occurred on the first day of the four fiscal quarter period immediately preceding the date of such acquisition or Investment and (B) if such Indebtedness has a floating or formula rate, then the implied rate of interest for such Indebtedness for the applicable period shall be determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination).



                                    SECTION 2
                                CREDIT FACILITIES
                                -----------------


          2.1 REVOLVING LOANS.
              ---------------

     (a) REVOLVING COMMITMENT. During the Commitment Period, subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans in Dollars (the "REVOLVING LOANS") to the Borrower from time to time in the amount of such Lender's Revolving Commitment Percentage of such Revolving Loans for the purposes hereinafter set forth; PROVIDED that (i) with regard to the Lenders collectively, the amount of the Revolving Obligations outstanding (including the Dollar Amount (determined as of the most recent Determination Date) of the outstanding Foreign Currency Loans) shall not exceed the lesser of (A) the Aggregate Revolving Committed Amount and (B) the Borrowing Base, and (ii) with regard to each Lender individually, the amount of such Lender's Revolving Commitment Percentage of the sum of the Revolving Loans PLUS the Dollar Amount (determined as of the most recent Determination Date) of the Foreign Currency Loans PLUS LOC Obligations PLUS Swingline Loans outstanding shall not exceed such Lender's Revolving Committed Amount. Revolving Loans may consist of Base Rate Loans, CD Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof.

     (b) REVOLVING LOAN BORROWINGS.

          (i) NOTICE OF BORROWING. The Borrower shall request a Revolving Loan borrowing by written notice (or telephone notice promptly confirmed in writing) to the Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day of the requested borrowing in the case of Base Rate Loans, on the Business Day prior to the date of the requested borrowing in the case of CD Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans denominated in Dollars. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) whether the borrowing shall be comprised of Base Rate Loans, CD Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans or CD Rate Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a Eurodollar Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Revolving Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder. The Agent shall give notice to each Lender promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.1(b)(i), the contents thereof and each such Lender's share of any borrowing to be made pursuant thereto.

          (ii) MINIMUM AMOUNTS. Each Revolving Loan shall be in a minimum aggregate principal amount of $1,000,000, in the case of Eurodollar Loans and CD Rate Loans, or $500,000 (or the remaining Revolving Committed Amount, if less), in the case of Base Rate Loans, and integral multiples of $100,000 in excess thereof.

          (iii) ADVANCES. Each Lender will make its Revolving Commitment Percentage of each Revolving Loan borrowing available to the Agent for the account of the Borrower as specified in Section 3.14(b), or in such other manner as the Agent may specify in writing, by 1:00 P.M. (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by the Agent by crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

     (c) REPAYMENT. The principal amount of all Revolving Loans shall be due and payable in full on the Maturity Date.

     (d) INTEREST. Subject to the provisions of Section 3.1,

          (i) BASE RATE LOANS. During such periods as Revolving Loans shall be comprised in whole or in part of Base Rate Loans, such Base Rate Loans shall bear interest at a per annum rate equal to the Base Rate PLUS the Applicable Percentage;

          (ii) CD RATE LOANS. During such periods as Revolving Loans shall be comprised in whole or in part of CD Rate Loans, such CD Rate Loans shall bear interest at a per annum rate equal to the CD Rate PLUS the Applicable Percentage;

          (iii) EURODOLLAR LOANS. During such periods as Revolving Loans shall be comprised in whole or in part of Eurodollar Loans, such Eurodollar Loans shall bear interest at a per annum rate equal to the Eurodollar Rate PLUS the Applicable Percentage.

Interest on Revolving Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

     (e) REVOLVING NOTES. The Revolving Loans shall be evidenced by a duly executed Revolving Note in favor of each Lender substantially in the form of
SCHEDULE 2.1(E).

     (f) MAXIMUM NUMBER OF EURODOLLAR LOANS. The Borrower will be limited to a maximum number of seven (7) Eurodollar Loans outstanding at any time. For purposes hereof, Eurodollar Loans with separate or different Interest Periods will be considered as separate Eurodollar Loans even if their Interest Periods expire on the same date.


          2.2 LETTER OF CREDIT SUBFACILITY.
              ----------------------------

     (a) ISSUANCE. During the Commitment Period, subject to the terms and conditions hereof and of the LOC Documents, if any, the Issuing Lender shall upon the request of the Borrower issue, and the Lenders shall participate in, such Letters of Credit in Dollars, for the purposes hereinafter set forth; PROVIDED that (i) the aggregate Dollar Amount of LOC Obligations shall not exceed SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($7,500,000) at any time (the "LOC COMMITTED AMOUNT"), (ii) with regard to the Lenders collectively, (A) the amount of the Revolving Obligations outstanding (including the Dollar Amount (determined as of the most recent Determination Date) of the Foreign Currency Loans) shall not exceed the lesser of (I) the Aggregate Revolving Committed Amount, as reduced from time to time, and (II) the Borrowing Base and (B) the Dollar Amount (determined as of the most recent Determination Date) of the sum of Foreign Currency Loans shall not exceed the Foreign Currency Committed Amount, and (iii) with regard to each Lender individually, (A) the amount of such Lender's Revolving Commitment Percentage of the sum of Revolving Loans PLUS LOC Obligations PLUS Swingline Loans outstanding PLUS the Dollar Amount (determined as of the most recent Determination Date) of the Foreign Currency Loans shall not exceed such Lender's Revolving Committed Amount and (B) the Dollar Amount (determined as of the most recent Determination Date) of such Lender's portion (including participation interests therein) of the sum of Foreign Currency Loans shall not exceed such Lender's Foreign Currency Committed Amount. Letters of Credit issued hereunder shall not have an original expiry date more than one year from the date of issuance or extension, nor an expiry date, whether as originally issued or by extension, extending beyond the Maturity Date. Each Letter of Credit shall comply with the related LOC Documents and shall be either (x) a standby letter of credit issued to support the obligations (including pension or insurance obligations), contingent or otherwise, of the Borrower or any of its Subsidiaries, or (y) a commercial letter of credit in respect of the purchase of goods or services by the Borrower or any of its Subsidiaries in the ordinary course of business. The issuance date of each Letter of Credit shall be a Business Day.

     (b) NOTICE AND REPORTS. The request for the issuance of a Letter of Credit shall be submitted by the Borrower to the Issuing Lender at least three (3) Business Days prior to the requested date of issuance (or such shorter period as may be agreed by the Issuing Lender). A form of Notice of Request for Letter of Credit is attached as SCHEDULE 2.2(B). The Issuing Lender will provide to the Agent at least monthly, and more frequently upon request, a detailed summary report on its Letters of Credit and the activity thereon, in form and substance acceptable to the Agent. In addition, the Issuing Lender will provide to the Agent for dissemination to the Lenders at least quarterly, and more frequently upon request, a detailed summary report on its Letters of Credit and the activity thereon, including, among other things, the beneficiary, the face amount and the expiry date. The Issuing Lender will provide copies of the Letters of Credit to the Agent and the Lenders promptly upon request.

     (c) PARTICIPATION. Each Lender, upon issuance of a Letter of Credit, shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Letter of Credit and the obligations arising thereunder, in each case in an amount equal to its Revolving Commitment Percentage of the obligations under such Letter of Credit and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its pro rata share of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any such Letter of Credit, each such Lender shall pay to the Issuing Lender its Revolving Commitment Percentage of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) hereof. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

     (d) REIMBURSEMENT. In the event of any drawing under any Letter of Credit, the Issuing Lender will promptly notify the Borrower. Unless the Borrower shall immediately notify the Issuing Lender that the Borrower intends to otherwise reimburse the Issuing Lender for such drawing, the Borrower shall be deemed to have requested that the Lenders make a Revolving Loan in the Dollar Amount of the drawing as provided in subsection (e) hereof on the related Letter of Credit, the proceeds of which will be used to satisfy the related reimbursement obligations. The Borrower promises to reimburse the Issuing Lender on the day of drawing under any Letter of Credit (either with the proceeds of a Revolving Loan obtained hereunder or otherwise) in same day funds. If the Borrower shall fail to reimburse the Issuing Lender as provided hereinabove, the unreimbursed Dollar Amount of such drawing shall bear interest at a per annum rate equal to the Base Rate plus two percent (2%). The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment the Borrower may claim or have against the Issuing Lender, the Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrower to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the other Lenders of the amount of any unreimbursed drawing and each Lender shall promptly pay to the Agent for the account of the Issuing Lender in immediately available funds, the amount of such Lender's pro rata share of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time) otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the Issuing Lender in full upon such request, such Lender shall, on demand, pay to the Agent for the account of the Issuing Lender interest on the unpaid Dollar Amount during the period from the date of such drawing until such Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date that such Lender is required to make payments of such amount pursuant to the preceding sentence, the Federal Funds Rate and thereafter at a rate equal to the Base Rate. Each Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations of the Borrower hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Lender to the Issuing Lender, such Lender shall, automatically and without any further action on the part of the Issuing Lender or such Lender, acquire a participation in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Lender) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the Borrower with respect thereto.

     (e) REPAYMENT WITH REVOLVING LOANS. On any day on which the Borrower shall have requested, or been deemed to have requested, a Revolving Loan advance to reimburse a drawing under a Letter of Credit, the Agent shall give notice to the

Lenders that a Revolving Loan has been requested or deemed requested by the Borrower to be made in connection with a drawing under a Letter of Credit, in which case a Revolving Loan advance comprised of Base Rate Loans (or Eurodollar Loans to the extent the Borrower has complied with the procedures of Section 2.1(b)(i) with respect thereto) shall be immediately made to the Borrower by all Lenders (notwithstanding any termination of the Commitments pursuant to Section 9.2) PRO RATA based on the respective Revolving Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each such Lender hereby irrevocably agrees to make its pro rata share of each such Revolving Loan immediately upon any such request or deemed request in the amount, in the manner and on the date specified in the preceding sentence NOTWITHSTANDING (i) the amount of such borrowing may not comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 5.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each such Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Issuing Lender such participation in the outstanding LOC Obligations as shall be necessary to cause each such Lender to share in such LOC Obligations ratably (based upon the respective Revolving Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2)), PROVIDED that in the event such payment is not made on the day of drawing, such Lender shall pay in addition to the Issuing Lender interest on the Dollar Amount of its unfunded Participation Interest at a rate equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Rate, and thereafter at the Base Rate.

     (f) RENEWAL, EXTENSION. The renewal or extension of any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

     (g) UNIFORM CUSTOMS AND PRACTICES. The Issuing Lender may have the Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (the "UCP"), in which case the UCP may be incorporated therein and deemed in all respects to be a part thereof.

     (h) INDEMNIFICATION; NATURE OF ISSUING LENDER'S DUTIES.

          (i) In addition to its other obligations under this Section 2.2 but without duplication of Section 10.7 hereof, the Borrower hereby agrees to protect, indemnify, pay and save the Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees actually incurred) that the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future Governmental Authority (all such acts or omissions, herein called "GOVERNMENT ACTS").

          (ii) As between the Borrower and the Issuing Lender, the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (D) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (E) for any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

          (iii) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to the Borrower. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify the Issuing Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower, including, without limitation, any and all Government Acts. The Issuing Lender shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender.

          (iv) Nothing in this subsection (h) is intended to limit the reimbursement obligations of the Borrower contained in subsection (d) above. The obligations of the Borrower under this subsection (h) shall survive the termination of this Credit Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Credit Agreement.

          (v) Notwithstanding anything to the contrary contained in this subsection (h), the Borrower shall have no obligation to indemnify the Issuing Lender in respect of any liability incurred by the Issuing Lender

     (A) arising solely out of the gross negligence or willful misconduct of the Issuing Lender, as determined by a court of competent jurisdiction, or (B) caused by the Issuing Lender's failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined by a court of competent jurisdiction, unless such payment is prohibited by any law, regulation, court order or decree.

     (i) RESPONSIBILITY OF ISSUING LENDER. It is expressly understood and agreed that the obligations of the Issuing Lender hereunder to the Lenders are only those expressly set forth in this Credit Agreement and that the Issuing Lender shall be entitled to assume that the conditions precedent set forth in Section
5.2 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; PROVIDED, HOWEVER, that nothing set forth in this Section 2.2 shall be deemed to prejudice the right of any Lender to recover from the Issuing Lender any amounts made available by such Lender to the Issuing Lender pursuant to this Section 2.2 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Lender.

     (j) CONFLICT WITH LOC DOCUMENTS.  In the event of any conflict between this
Credit  Agreement  and  any  LOC  Document   (including  any  letter  of  credit
application), this Credit Agreement shall control.


          2.3  FOREIGN CURRENCY LOAN SUBFACILITY.
               ---------------------------------

           (a) FOREIGN CURRENCY COMMITMENT. During the Commitment Period, each Lender severally agrees to make certain foreign currency revolving loans in Available Foreign Currencies ("FOREIGN CURRENCY LOANS") to the Borrower from time to time in the amount of such Lender's Foreign Currency Commitment Percentage of such Foreign Currency Loans; PROVIDED, HOWEVER, that the Dollar Amount (as determined as of the most recent Determination Date) of the sum of Foreign Currency Loans outstanding at any time shall not exceed FIVE MILLION
DOLLARS ($5,000,000) (the "FOREIGN CURRENCY COMMITTED AMOUNT"); PROVIDED, FURTHER, (i) with regard to each Lender individually, (A) the amount of such Lender's Revolving Commitment Percentage of the sum of the Revolving Loans PLUS the Dollar Amount (determined as of the most recent Determination Date) of the Foreign Currency Loans PLUS LOC Obligations PLUS Swingline Loans Outstanding shall not exceed such Lender's Revolving Commitment Percentage of the Revolving Committed Amount, and (B) the amount of such Revolving Lender's portion (including participation interests therein) of the Dollar Amount (determined as of the most recent Determination Date) of the Foreign Currency Loans outstanding shall not exceed such Lender's Foreign Currency Commitment Percentage of the Foreign Currency Committed Amount and (ii) with regard to the Lenders collectively, the amount of the Revolving Obligations outstanding (including the Dollar Amount (as determined as of the most recent Determination Date of the Foreign Currency Loans outstanding) shall not exceed the lesser of (I) the Aggregate Revolving Committed Amount, as reduced, and (II) the Borrowing Base. Foreign Currency Loans shall consist solely of Eurodollar Loans and may be repaid and reborrowed in accordance with the provisions hereof. For purposes hereof, Eurodollar Loans with different Interest Periods and/or in different currencies shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing
Interest Periods to constitute a new Eurodollar Loan with a single Interest Period and in the same currency.

     (b) FOREIGN CURRENCY LOAN BORROWINGS.
         --------------------------------

          (i) NOTICE OF BORROWING. The Borrower shall request a Foreign Currency Loan borrowing by written notice (or telephone notice promptly confirmed in writing) to the Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the third Business Day prior to the date of the requested borrowing. Each such request for borrowing shall be irrevocable and shall specify (A) that a Foreign Currency Loan is requested, (B) the requested Available Foreign Currency, (C) the date of the requested borrowing (which shall be a Business Day), (D) the aggregate principal amount to be borrowed and (E) the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing an applicable Interest Period, then such notice shall be deemed to be a request for an Interest Period of one month. The Agent shall give notice to each Lender promptly upon receipt of each Notice of Borrowing, the contents thereof and each such Lender's share of any borrowing to be made pursuant thereto.

          (ii) MINIMUM AMOUNTS. Each Foreign Currency Loan shall be in a minimum aggregate principal amount equal to the applicable Foreign Currency Equivalent of $1,000,000 and integral multiples of the applicable Foreign Currency Equivalent of $100,000 in excess thereof (or the remaining amount of the Foreign Currency Commitment, if less).

          (iii) ADVANCES. Each Lender will make its Foreign Currency Commitment Percentage of each Foreign Currency Loan borrowing available to the Agent by 1:00 P.M., local time in the place where such deposit is required to be made by the succeeding terms hereof, on the date specified in the applicable Notice of Borrowing by deposit with the Agent, at the same place and same account specified in Section 3.14(b) for payments by the Borrower in the applicable Available Foreign Currency, of same day funds in the applicable Available Foreign Currency. Such deposit will be made to such accounts in the primary market for such Foreign Currencies as the Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Agent shall promptly make such funds available to the Borrower by wire transfer to such accounts as the Borrower shall have specified to the Agent.

     (c) REPAYMENT. The principal amount of all Foreign Currency Loans shall be due and payable in full in the applicable Available Foreign Currency on the Maturity Date.

     (d) INTEREST. Subject to the provisions of Section 3.1, Foreign Currency Loans shall bear interest at a per annum rate equal to the Eurodollar Rate PLUS the Applicable Percentage. Interest on Foreign Currency Loans shall be payable

(in the applicable Available Foreign Currency) in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

     (e) FOREIGN CURRENCY NOTES. The Foreign Currency Loans shall be evidenced by a Revolving Note duly executed by the Borrower in favor of each Lender.


          2.4  SWINGLINE LOANS.
               ---------------

     (a) SWINGLINE COMMITMENT. During the Commitment Period, subject to the terms and conditions hereof, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans to the Borrower (each a "SWINGLINE LOAN" and, collectively, the "SWINGLINE LOANS") from time to time from the Closing Date until the Maturity Date for the purposes hereinafter set forth; PROVIDED, HOWEVER, (i) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed FIVE MILLION DOLLARS ($5,000,000) (the "SWINGLINE COMMITTED AMOUNT"), and (ii) with regard to the Lenders collectively, the amount of outstanding Revolving Obligations outstanding (including the Dollar Amount (determined as of the most recent Determination Date) of the outstanding Foreign Currency Loans) shall not exceed the lesser of (A) the Aggregate Revolving Committed Amount and (B) the Borrowing Base. Swingline Loans hereunder shall bear interest at the Floating CD Rate plus the Applicable Percentage, and may be repaid and reborrowed in accordance with the provisions hereof.

     (b) SWINGLINE LOAN ADVANCES.
         -----------------------

          (i) NOTICES; DISBURSEMENT. Whenever the Borrower desires a Swingline Loan advance hereunder it shall give written notice (or telephone notice promptly confirmed in writing) to the Swingline Lender not later than 11:00 a.m. (Charlotte, North Carolina time) on the Business Day of the requested Swingline Loan advance. Each such notice shall be irrevocable and shall specify (A) that a Swingline Loan advance is requested, (B) the date of the requested Swingline Loan advance (which shall be a Business Day) and (C) the principal amount of the Swingline Loan advance requested. Each Swingline Loan shall have such maturity date as the Swingline Lender and the Borrower shall agree upon receipt by the Swingline Lender of any such notice from the Borrower. The Swingline Lender shall initiate the transfer of funds representing the Swingline Loan advance to the Borrower by 3:00 p.m. (Charlotte, North Carolina time) on the Business Day of the requested borrowing.

          (ii) MINIMUM AMOUNT. Each Swingline Loan shall be in a minimum principal amount of $100,000 and in integral multiples of $100,000 in excess thereof (or the remaining amount of the Swingline Committed Amount, if less).

          (iii) REPAYMENT OF SWINGLINE LOANS. The principal amount of all Swingline Loans shall be due and payable on the Maturity Date. The
     Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrower and the Lenders, demand repayment of its Swingline Loans by way of a Revolving Loan advance, in which case the Borrower shall be deemed to have requested a Revolving Loan advance comprised solely of Base Rate Loans in the amount of such Swingline Loans; PROVIDED, HOWEVER, that any such demand shall be deemed to have been given one Business Day prior to the Maturity Date and on the date of the occurrence of any Event of Default described in Section 9.1 and upon acceleration of the indebtedness hereunder and the exercise of remedies in accordance with the provisions of Section 9.2. Each Lender hereby irrevocably agrees to make its pro rata share of each such Revolving Loan in the amount, in the manner and on the date specified in the preceding sentence NOTWITHSTANDING (I) the amount of such borrowing may not comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (II) whether any conditions specified in Section 5.2 are then satisfied, (III) whether a Default or Event of Default then exists, (IV) failure of any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (V) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (VI) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above
     (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any other Credit Party), then each Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its Commitment Percentage of the Revolving Committed Amount (determined before giving effect to any termination of the Commitments pursuant to Section 3.4), PROVIDED that (A) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is purchased and (B) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender in accordance with the terms of subsection (c)(ii) hereof, interest on the principal amount of participation purchased for each day from and including the date of demand therefor but excluding the date of payment for such participation, at the rate equal to the Federal Funds Rate.

     (c) INTEREST ON SWINGLINE LOANS.

          (i) Subject to the provisions of Section 3.1, each Swingline Loan shall bear interest at a per annum rate (computed on the basis of the actual number of days elapsed over a year of 365 days) equal to the Floating CD Rate PLUS the Applicable Percentage.

          (ii) Interest on Swingline Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

     (d)  SWINGLINE  NOTE.  The  Swingline  Loans shall be  evidenced  by a duly
executed   promissory   note  of  the  Borrower  to  the  Swingline   Lender  in
substantially the form of SCHEDULE 2.4(D).

                                    SECTION 3
                 OTHER PROVISIONS RELATING TO CREDIT FACILITIES
                 ----------------------------------------------

          3.1 DEFAULT RATE.
              ------------

     If the principal of, interest on the Loans or any other amounts owing hereunder or under the other Credit Documents shall not be paid when due, such amount shall thereafter bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then 2% greater than the Base Rate).


          3.2  EXTENSION AND CONVERSION.
               ------------------------

     Subject to the terms of Section 5.2, the Borrower shall have the option, on any Business Day, to extend existing Loans into a subsequent permissible Interest Period or to convert Loans into Loans of another interest rate type; PROVIDED, HOWEVER, that (i) except as provided in Section 3.8, Eurodollar Loans may be converted into Base Rate Loans or CD Rate Loans only on the last day of the Interest Period applicable thereto, (ii) CD Rate Loans may be converted into Eurodollar Loans or Base Rate Loans only on the last day of the Interest Period applicable thereto, (iii) Eurodollar Loans and CD Rate Loans may be extended (or converted to CD Rate Loans or Eurodollar Loans, as applicable), and Base Rate Loans may be converted into Eurodollar Loans or CD Rate Loans, only if no Default or Event of Default is in existence on the date of extension or conversion and the conditions set forth in subsections (a), (b), (c) and (d) of
Section 5.2 have been satisfied, (iv) Loans extended as, or converted into, Eurodollar Loans or CD Rate Loans shall be subject to the terms of the definition of "INTEREST PERIOD" set forth in Section 1.1 and shall be in such minimum amounts as provided in, with respect to Revolving Loans, Section 2.1(b)(ii) or, with respect to Foreign Currency Loans, Section 2.3(b)(ii) and
(v) any request for extension or conversion of a Eurodollar Loan or CD Rate Loans which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one month or 30 days, as applicable. Each such extension or conversion shall be effected by the Borrower by giving a Notice of Extension/Conversion (or telephone notice promptly confirmed in writing) to the Agent prior to 11:00 A.M. (Charlotte, North Carolina time) on the Business Day of, in the case of the conversion of a Eurodollar Loan or CD Rate Loan into a Base Rate Loan, on the third Business Day prior to, in the case of the extension of a Eurodollar Loan as, or conversion of a Base Rate Loan or a CD Rate Loan into, a Eurodollar Loan, or on the Business Day prior to, in the case of the extension of a CD Rate Loan as, or conversion of a Base Rate Loan or Eurodollar Loan into, a CD Rate Loan, the date of the proposed extension or conversion, specifying the date of the proposed extension or conversion, the Loans to be so extended or converted, the types of Loans into which such Loans are to be converted and, if appropriate, the applicable Interest Periods with respect thereto. Each request for extension or conversion shall be irrevocable and shall constitute a representation and warranty by the Borrower of the matters specified in subsections (a) through (d) of Section 5.2. In the event the Borrower fails to request extension or conversion of any Eurodollar Loan or CD Rate Loan in accordance with this Section, or any such conversion or extension is not permitted or required by this Section, then (i) in the case of any Eurodollar Loan which is not a Foreign Currency Loan, such Eurodollar Loan shall be automatically converted into a Base Rate Loan at the end of the Interest Period applicable thereto, (ii) in the case of any Foreign Currency Loan, such Eurodollar Loan shall be automatically continued as a Eurodollar Loan in the same Available Foreign Currency for an Interest Period of one month and (iii) in the case of any CD Rate Loan, such CD Rate Loan shall be automatically converted into a Base Rate Loan at the end of the Interest Period applicable thereto. The Agent shall give each Lender notice as promptly as practicable of any such proposed extension or conversion affecting any Loan.


          3.3 PREPAYMENTS.
              -----------

     (a) VOLUNTARY PREPAYMENTS. Loans may be repaid in whole or in part without premium or penalty; PROVIDED that (i) Eurodollar Loans and CD Rate Loans may only be prepaid after the Borrower has provided three (3) Business Days' prior written notice to the Agent (ii) any prepayment of Eurodollar Loans or CD Rate Loans other than at the end of the Interest Period applicable thereto, will be subject to Section 3.11, (iii) Base Rate Loans may be prepaid by the Borrower by giving notice to the Agent prior to 11:00 a.m. (Charlotte, North Carolina time) of the requested prepayment, and (iv) each such partial prepayment shall be in a minimum principal Dollar Amount of $1,000,000, in the case of Eurodollar Loans or CD Rate Loans, and $500,000, in the case of Base Rate Loans, and in integral multiples of $100,00 in excess thereof. Amounts prepaid hereunder may be reborrowed in accordance with the provisions hereof. Any such voluntary prepayments shall be applied first to Base Rate Loans, then to CD Rate Loans in the direct order of their Interest Period maturities and then to Eurodollar Loans in direct order of their Interest Period maturities.

     (b) MANDATORY PREPAYMENTS. If at any time (i) the amount of the Revolving Obligations then outstanding (including the Dollar Amount (determined as of the most recent Determination Date) of the Foreign Currency Loans outstanding) shall exceed the LESSER of (A) the Aggregate Revolving Committed Amount, as reduced from time to time and (B) the Borrowing Base, (ii) the aggregate amount of LOC Obligations outstanding shall exceed the LOC Committed Amount, or (iii) the sum of the Dollar Amounts (determined as of the most recent Determination Date) of the Foreign Currency Loans outstanding shall exceed the Foreign Currency Committed Amount, the Borrower shall immediately make payment on the Loans and/or to a cash collateral account in respect of the LOC Obligations, in an amount sufficient to eliminate the deficiency. Any such mandatory prepayments shall be applied first to Loans in the currency in which such payment is received, and FIRST to Base Rate Loans, SECOND to CD Rate Loans in the direct order of their Interest Period maturities, then to Eurodollar Loans in direct order of their Interest Period maturities and then to a cash collateral account to secure LOC Obligations. Amounts prepaid hereunder may be reborrowed in accordance with the provisions hereof.


          3.4  REDUCTIONS IN COMMITMENTS.
               -------------------------

     The Borrower may from time to time permanently reduce the aggregate amount of the Revolving Commitments in whole or in part without premium or penalty except as provided in Section 3.11 upon three (3) Business Days' prior written notice to the Agent, PROVIDED that (i) after giving effect to any voluntary reduction the amount of the Revolving Obligations then outstanding (including the Dollar Amount (determined as of the most recent Determination Date) of the Foreign Currency Loans outstanding) shall not exceed the lesser of (a) the Aggregate Revolving Committed Amount, as reduced from time to time and (b) the Borrowing Base, and (ii) partial reductions shall be in a minimum principal amount of $1,000,000, and in integral multiples of $500,000 in excess thereof.


          3.5  FEES.
               ----

     (a) UNUSED FEE. In consideration of the Revolving Commitments hereunder, the Borrower agrees to pay to the Agent, for the ratable benefit of the Lenders, an unused fee (the "UNUSED FEE") equal to the Applicable Percentage per annum for Unused Fees then in effect (calculated on the basis of actual number of days elapsed in a year of 360 days) on the average daily unused portion of the Revolving Committed Amount (excluding any amounts outstanding under the Swingline facility) for the applicable period. The Unused Fee shall accrue from the Closing Date and shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the immediately preceding quarter (or portion thereof) beginning with the first such date to occur after the Closing Date.

     (b) LETTER OF CREDIT FEES.
         ---------------------

          (i) LETTER OF CREDIT ISSUANCE FEE. In consideration of the issuance of Letters of Credit hereunder, the Borrower promises to pay to the Agent, for the account of each Lender a fee (the "LETTER OF CREDIT FEE") on such Lender's Revolving Commitment Percentage of the average daily maximum amount available to be drawn under each such Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration equal to the Applicable Percentage for the Letter of Credit Fee. The Letter of Credit Fee will be payable quarterly in arrears on the last Business Day of each March, June, September and December for the immediately preceding quarter (or a portion thereof).

          (ii) ISSUING LENDER FEE. In addition to the Letter of Credit Fee payable pursuant to clause (i) above, the Borrower promises to pay to the Issuing Lender for its own account without sharing by the other Lenders (A) a letter of credit fronting fee of one-eighth percent (1/8%) per annum on the average daily maximum amount available to be drawn under outstanding

     Letters of Credit payable quarterly in arrears with the Letter of Credit Fee, and (B) customary charges from time to time of the Issuing Lender with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the "ISSUING LENDER FEES").

          (c) ADMINISTRATIVE FEES. The Borrower agrees to pay to the Agent, for its own account, an annual administrative fee and such other fees, if any, referred to in the Agent's Fee Letter (collectively, the "AGENT FEES").


          3.6 CAPITAL ADEQUACY.
              ----------------

     If any Lender has determined, after the date hereof, that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy), then, upon notice from such Lender to the Borrower, the Borrower shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction; PROVIDED that (i) if any Lender fails to give such notice within 90 days after it obtains actual knowledge of such an event, such Lender shall, with respect to compensation payable pursuant to this Section 3.6 in respect of any costs resulting from such event, only be entitled to payment under this Section
3.6 for costs incurred from and after the date 90 days prior to the date that such Lender does give such notice and (ii) each Lender will designate a different applicable lending office with respect to the matters affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender. Each determination by any such Lender of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto.


          3.7  INABILITY TO DETERMINE INTEREST RATE.
               ------------------------------------

     If prior to the first day of any Interest Period, the Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate or CD Rate for such Interest Period, the Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (a) any Eurodollar Loans or CD Rate Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans and (b) any Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Loans or CD Rate Loans shall be converted to or continued as Base Rate Loans. Until such notice has been withdrawn by the Agent, no further Eurodollar Loans or CD Rate Loans shall be made or continued as such, nor shall the Borrower have the right to convert Base Rate Loans to Eurodollar Loans or CD Rate Loans.


          3.8  ILLEGALITY.
               ----------

     Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Lender to make or maintain Eurodollar Loans or Foreign Currency Loans as contemplated by this Credit Agreement, (a) such Lender shall promptly give written notice of such circumstances to the Borrower and the Agent (which notice shall be withdrawn whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Eurodollar Loans or Foreign Currency Loans, continue Eurodollar Loans or Foreign Currency Loans as such and convert a Base Rate Loan to Eurodollar Loans or Foreign Currency Loans, shall forthwith be canceled and, until such time as it shall no longer be unlawful for such Lender to make or maintain Eurodollar Loans or Foreign Currency Loans, such Lender shall then have a commitment only to make a Base Rate Loan when a Eurodollar Loan or Foreign
Currency Loan is requested and (c) such Lender's Loans then outstanding as Eurodollar Loans or Foreign Currency Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan or Foreign Currency Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 3.11.


          3.9  REQUIREMENTS OF LAW.
               -------------------

     If, after the date hereof, the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Lender, or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Closing Date (or, if later, the date on which such Lender becomes a Lender):

     (a) shall subject such Lender to any tax of any kind whatsoever with respect to any Letter of Credit, any Eurodollar Loans made by it or its obligation to make Eurodollar Loans, or change the basis of taxation of payments to such Lender in respect thereof (except for (i) Non-Excluded Taxes covered by Section 3.10 (including Non-Excluded Taxes imposed solely by reason of any failure of such Lender to comply with its obligations under Section 3.10(b)) and
(ii) changes in taxes measured by or imposed upon the overall net income, or franchise tax (imposed in lieu of such net income tax), of such Lender or its applicable lending office, branch, or any affiliate thereof));

     (b) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

     (c) shall impose on such Lender any other condition (excluding any tax of any kind whatsoever);

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Borrower from such Lender, through the Agent, in accordance herewith, the Borrower shall be obligated to promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable, PROVIDED that, in any such case, the Borrower may elect to convert the Eurodollar Loans made by such Lender hereunder to Base Rate Loans by giving the Agent at least one Business Day's notice of such election, in which case the Borrower shall promptly pay to such Lender, upon demand, without duplication, such amounts, if any, as may be required pursuant to Section 3.11. If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall provide prompt notice thereof to the Borrower, through the Agent, certifying (x) that one of the events described in this paragraph (a) has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Lender and a reasonably detailed explanation of the calculation thereof; PROVIDED that (i) if any Lender fails to give such notice within 90 days after it obtains actual knowledge of such an event, such Lender shall, with respect to compensation payable pursuant to this Section 3.9 in respect of any costs resulting from such event, only be entitled to payment under this Section 3.9 for costs incurred from and after the date 90 days prior to the date that such Lender does give such notice and (ii) each Lender will designate a different applicable lending office with respect to the Letters of Credit and/or Eurodollar Loans affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender. Such a certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender, through the Agent, to the Borrower shall be conclusive and binding on the parties hereto in the absence of manifest error. This covenant shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.


          3.10 TAXES.
               -----

     (a) Except as provided below in this subsection, all payments made by the Borrower under this Credit Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any court, or governmental body, agency or other official, excluding taxes measured by or imposed upon the net income of any Lender or its applicable lending office, or any branch or affiliate thereof, and all franchise taxes, branch taxes, taxes on doing business or taxes on the capital or net worth of any Lender or its applicable lending office, or any branch or affiliate thereof, imposed: (i) by any jurisdiction under the laws of which such Lender, applicable lending office, branch or affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such any jurisdiction is located or any political subdivision thereof; or (ii) by reason of any connection between the jurisdiction imposing such tax and such Lender, applicable lending office, branch or affiliate other than a connection arising solely from such Lender having executed, delivered or performed its obligations, or received payment under or enforced, this Credit Agreement or any Notes. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("NON-EXCLUDED TAXES") are required to be withheld from any amounts payable to the Agent or any Lender hereunder or under any Notes, (A) the amounts so payable to the Agent or such Lender shall be increased to the extent necessary to yield to the Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Credit Agreement and any Notes, PROVIDED, HOWEVER, that the Borrower shall be entitled to deduct and withhold any Non-Excluded Taxes and shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender (I) fails to comply with the requirements of subsection (b) below whenever any Non-Excluded Taxes are payable by the Borrower or (II) any forms described in subsection (b) below become in applicable or cannot be completed or delivered as a result of (x) any addition to or change in a treaty, law or regulation in the nature of a limitation on benefits provision or similar provision restricting eligibility for treaty benefits or (y) any change in treaty, law or regulation that was pending on the date on which such Lender becomes a Lender, and (B) as promptly as possible thereafter the Borrower shall send to the Agent for its own account or for the account of such Lender, as the case may be, a certified copy of any original official receipt or other evidence received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

     (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

          (X) (i) on or before the date of any payment by the Borrower under this Credit Agreement or Notes to such Lender, deliver to the Borrower and the Agent (A) two (2) duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Credit Agreement and any Notes without deduction or withholding of any United States federal income taxes and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax;

               (ii) deliver to the Borrower and the Agent two (2) further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

               (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or the Agent; or

          (Y) in the case of any such Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (i) represent to the Borrower (for the benefit of the Borrower and the Agent) that it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (ii) furnish to the Borrower on or before the date of any payment by the Borrower, with a copy to the Agent two (2) accurate and complete original signed copies of Internal Revenue Service Form W-8, or successor applicable form certifying to such Lender's legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Internal Revenue Code with respect to payments to be made under this Credit Agreement and any Notes (and to deliver to the Borrower and the Agent two (2) further copies of such form on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by the Borrower or the Agent for filing and completing such forms), and (iii) to the extent legally entitled to do so, upon reasonable request by the Borrower, provide to the Borrower (for the benefit of the Borrower and the Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments under this Credit Agreement and any Notes;

unless in any such case any change in treaty, law or regulation has occurred after the date such Person becomes a Lender hereunder which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Agent. Each Person that shall become a Lender or a participant of a Lender pursuant to subsection 11.3 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this subsection, PROVIDED that in the case of a participant of a Lender the obligations of such participant of a Lender pursuant to this subsection (b) shall be determined as if the participant of a Lender were a Lender except that such participant of a Lender shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased and the Borrower and the Agent.

          3.11 INDEMNITY.
               ---------

     The Borrower promises to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur (other than through such Lender's gross negligence or willful misconduct) as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans or CD Rate Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Credit Agreement, (b) default by the Borrower in making any prepayment of a Eurodollar Loan or a CD Rate Loan after the Borrower has given a notice thereof in accordance with the provisions of this Credit Agreement or (c) the making of a prepayment of Eurodollar Loans or CD Rate Loans on a day which is not the last day of an Interest Period with respect thereto. With respect to Eurodollar Loans and CD Rate Loans, such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Loans or CD Rate Loans provided for herein over
(ii) with respect to Eurodollar Loans, the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market, or with respect to CD Rate Loans the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount as a certificate of deposit. The covenants of the Borrower set forth in this Section 3.11 shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.


          3.12 PRO RATA TREATMENT.
               ------------------

     Except to the extent otherwise provided herein:

     (a) LOANS. Each Extension of Credit in respect of Revolving Loans, Foreign Currency Loans and LOC Obligations and payments of principal, interest and fees (including Unused Fee and Letter of Credit Fee) on or in respect thereof and each reduction in Commitments, relating thereto, and each conversion or extension of such Loans and Obligations, shall be allocated pro rata among the Lenders in accordance with the respective principal amounts of their outstanding Revolving Loans or Foreign Currency Loans and Participation Interests.

     (b) ADVANCES. Unless the Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its ratable share of such borrowing available to the Agent, the Agent may assume that such Lender is making such amount available to the Agent, and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Agent by such Lender within the time period specified therefor hereunder, such Lender shall pay to the Agent, on demand, such amount with interest thereon (or, in the case of a Foreign Currency Loan interest on the daily Dollar Equivalent thereof) at a rate equal to the Federal Funds Rate for the period until such Lender makes such amount immediately available to the Agent. A certificate of the Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.


          3.13 SHARING OF PAYMENTS.
               -------------------

     The Lenders agree among themselves that, in the event that any Lender shall obtain payment in respect of any Loan, LOC Obligations or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under
Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall promptly purchase from the other Lenders a participation in such Loans, LOC Obligations and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrower agrees that any Lender so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of such Loan, LOC Obligations or other obligation in the amount of such participation. Except as otherwise expressly provided in this Credit Agreement, if any Lender or the Agent shall fail to remit to the Agent or any other Lender an amount payable by such Lender or the Agent to the Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.13 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section 3.13 to share in the benefits of any recovery on such secured claim.


          3.14 PAYMENTS, COMPUTATIONS, ETC.
               ---------------------------

     (a) Each payment on account of an amount due from the Borrower hereunder or under any other Credit Document shall be made by the Borrower to the Administrative Agent for the PRO RATA account of the Lenders entitled to receive such payment as provided herein in the currency in which such amount is denominated and in such funds as are customary at the place and time of payment for the settlement of international payments in such currency. Without limiting the terms of the preceding sentence, accrued interest on any Loans denominated in a Foreign Currency shall be payable in the same Foreign Currency as such Loan. Upon request, the Agent will give the Borrower a statement showing the computation used in calculating such amount, which statement shall be conclusive in the absence of manifest error. The obligation of the Borrower to make each payment on account of such amount in the currency in which such amount is denominated shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any other currency, except to the extent such tender or recovery shall result in the actual receipt by the Agent of the full amount in the appropriate currency payable hereunder. The Borrower agrees that its obligation to make each payment on account of such amount in the currency in which such amount is denominated shall be enforceable as an additional or alternative claim for recovery in such currency of the amount (if any) by which such actual receipt shall fall short of the full amount of such currency payable hereunder, and shall not be affected by judgment being obtained for such amount.

     (b) Except as otherwise specifically provided herein, all payments hereunder shall be made to the Agent in dollars in immediately available funds, without offset, deduction, counterclaim or withholding of any kind, at the Agent's office specified in Section 11.1 not later than 2:00 P.M. (Charlotte, North Carolina time) on the date when due. Payments received after such time shall be deemed to have been received on the next succeeding Business Day. The Agent may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrower maintained with the Agent (with notice to the Borrower). The Borrower shall, at the time it makes any payment under this Credit Agreement, specify to the Agent the Loans, LOC Obligations, Fees, interest or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, the Agent shall distribute such payment to the Lenders in such manner as the Agent may determine to be appropriate in respect of obligations owing by the Borrower hereunder, subject to the terms of Section 3.12(a)). The Agent will distribute such payments to such Lenders, if such payment is received prior to 12:00 Noon (Charlotte, North Carolina time) on a Business Day in like funds as received prior to the end of such Business Day and otherwise the Agent will distribute such payment to such Lenders on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and Fees for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of actual number of days elapsed over a year of 360 days, except with respect to computation of interest on Base Rate Loans which (unless the Base Rate is determined by reference to the Federal Funds
Rate) shall be calculated based on a year of 365 or 366 days, as appropriate. Interest shall accrue from and include the date of borrowing, but exclude the date of payment.

     (c) ALLOCATION OF PAYMENTS AFTER EVENT OF DEFAULT. Notwithstanding any other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Agent or any Lender on account of the Obligations or any other amounts outstanding under any of the Credit Documents shall be paid over or delivered as follows:

          FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees actually incurred) of the Agent in connection with enforcing the rights of the Lenders under the Credit Documents;

          SECOND, to payment of any fees owed to the Agent;

          THIRD, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees actually incurred) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Obligations owing to such Lender;

          FOURTH, to the payment of all accrued interest and fees on or in respect of the Obligations;

          FIFTH, to the payment of the outstanding principal amount of the Obligations (including the payment or cash collateralization of the outstanding LOC Obligations);

          SIXTH, to all other Obligations and other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

          SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; and (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding
Obligations held by such Lender bears to the aggregate then outstanding Obligations) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH" and "SIXTH" above; and (iii) to the extent that any amounts available for distribution pursuant to clause "FIFTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender for any drawings under such Letters of Credit and (B) then, following the expiration or earlier cancellation of all Letters of Credit, to all other obligations of the types described in clauses "FIFTH" and "SIXTH" above in the manner provided in this Section 3.14(c).

          3.15 EVIDENCE OF DEBT.
               ----------------

     (a) Each Lender shall maintain an account or accounts evidencing each Loan made by such Lender to the Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Credit Agreement. Each Lender will make reasonable efforts to maintain the accuracy of its account or accounts and to promptly update its account or accounts from time to time, as necessary.

     (b) The Agent shall maintain the Register pursuant to Section 11.3(c) hereof, and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount, type and Interest Period of each such Loan hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder from or for the account of the Borrower and each Lender's share thereof. The Agent will make reasonable efforts to maintain the accuracy of the subaccounts referred to in the preceding sentence and to promptly update such subaccounts from time to time, as necessary.

     (c) The entries made in the accounts, Register and subaccounts maintained pursuant to subsection (b) of this Section 3.15 (and, if consistent with the entries of the Agent, subsection (a)) shall be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; PROVIDED, HOWEVER, that the failure of any Lender or the Agent to maintain any such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrower to repay the Loans made by such Lender in accordance with the terms hereof.


          3.16 REPLACEMENT OF LENDERS.
               ----------------------

     If any Lender  requests  compensation  pursuant to Section 3.6, 3.8, 3.9 or
3.10 hereof, or any Lender's obligation to make, convert into, or to continue Eurodollar Loans shall be suspended pursuant to Section 3.8 or 3.9 hereof (any such Lender being herein called a "REQUESTING LENDER"), the Borrower, upon ten
(10) Business Days' notice to the Agent and the Requesting Lender may require that such Requesting Lender execute and deliver an Assignment Agreement whereby the Requesting Lender shall assign its entire Commitment to any bank or other financial institution (a "PROPOSED LENDER") identified by the Borrower that is reasonably satisfactory to the Agent (i) if such Proposed Lender agrees to assume all of the obligations of such Requesting Lender hereunder, and to purchase all of such Requesting Lender's Loans hereunder for consideration equal to the aggregate outstanding principal amount of such Requesting Lender's Loans, together with interest thereon to the date of such purchase, and satisfactory arrangements are made for payment to such Requesting Lender of all other costs and amounts payable hereunder to such Requesting Lender on or prior to the date of such transfer (including any fees accrued hereunder and any amounts that would be payable under Section 3.11 hereof, as if all of such Requesting Lender's Loans were being prepaid in full on such date) and (ii) if such Requesting Lender has requested compensation pursuant to Section 3.6, 3.8, 3.9 or 3.10 hereof, such Proposed Lender's aggregate requested compensation, if any, pursuant to said Section 3.6, 3.8, 3.9 or 3.10 with respect to such Requesting

Lender's Loans is lower than that of the Requesting Lender; PROVIDED that in no event will (a) the Agent or any Lender be obligated to assist the Borrower in identifying any entity that is willing to become a Proposed Lender or (b) any such assignment be required if the consummation thereof conflicts with any Requirement of Law. Such Proposed Lender shall be a "Lender" for all purposes hereunder.


                                    SECTION 4
                                    GUARANTY
                                    --------

          4.1 THE GUARANTEE.
              -------------

     Each of the Guarantors hereby jointly and severally guarantees to each Lender, to each Affiliate of a Lender that enters into a Hedging Agreement and to the Agent as hereinafter provided the prompt payment of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Guaranteed Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as mandatory cash collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

     Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents or Hedging Agreements, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).


          4.2 OBLIGATIONS UNCONDITIONAL.
              -------------------------

     The obligations of the Guarantors under Section 4.1 hereof are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents or Hedging Agreements, or any other agreement or instrument referred to therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4.2 that the obligations of the

Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor of the Guaranteed Obligations for amounts paid under this Guaranty until such time as the Lenders (and any Affiliates of Lenders entering into Hedging Agreements) have been paid in full, all Commitments under the Credit Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lenders in connection with monies received under the Credit Documents or Hedging Agreements. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder which shall remain absolute and unconditional as described above:

          (i) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

          (ii) any of the acts mentioned in any of the provisions of any of the Credit Documents, any Hedging Agreement or any other agreement or instrument referred to in the Credit Documents or Hedging Agreements shall be done or omitted;

          (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Credit Documents, any Hedging Agreement or any other agreement or instrument referred to in the Credit Documents or Hedging Agreements shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

          (iv) any Lien granted to, or in favor of, the Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to attach or be perfected; or

          (v) any of the Guaranteed Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents, any Hedging Agreement or any other agreement or instrument referred to in the Credit Documents or Hedging Agreements, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

          4.3 REINSTATEMENT.
              -------------

     The obligations of the Guarantors under this Section 4 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Agent and each Lender on demand for all reasonable costs and expenses
(including, without limitation, reasonable fees and expenses of counsel) incurred by the Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

          4.4 REMEDIES.
              --------

     The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Agent and the Lenders, on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable as provided in Section 9.2 hereof (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 9.2) for purposes of Section 4.1 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Guaranteed Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Guaranteed Obligations being deemed to have become automatically due and payable), the Guaranteed Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of said Section 4.1.

          4.5 RIGHTS OF CONTRIBUTION.
              ----------------------

     The Guarantors hereby agree, as among themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below), each other Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the succeeding provisions of this Section 4.5), pay to such Excess Funding Guarantor an amount equal to such Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, assets, liabilities and debts of such Excess Funding Guarantor) of such Excess Payment (as defined below). The payment obligation of any Guarantor to any Excess Funding Guarantor under this Section 4.5 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Section 4, and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For purposes hereof, (i) "EXCESS FUNDING Guarantor" shall mean, in respect of any obligations arising under the other provisions of this Section 4 (hereafter, the "GUARANTIED OBLIGATIONS"), a Guarantor that has paid an amount in excess of its Pro Rata Share of the Guarantied Obligations; (ii) "EXCESS PAYMENT" shall mean, in respect of any Guarantied Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guarantied Obligations; and

(iii) "PRO RATA SHARE", for the purposes of this Section 4.5, shall mean, for any Guarantor, the ratio (expressed as a percentage) of (a) the amount by which the aggregate present fair saleable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (b) the amount by which the aggregate present fair saleable value of all assets and other properties of the Borrower and all of the Guarantors exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Borrower and the Guarantors hereunder) of the Borrower and all of the Guarantors, all as of the Closing Date (if any Guarantor becomes a party hereto subsequent to the Closing Date, then for the purposes of this Section 4.5 such subsequent Guarantor shall be deemed to have been a Guarantor as of the Closing Date and the information pertaining to, and only pertaining to, such Guarantor as of the date such Guarantor became a Guarantor shall be deemed true as of the Closing Date).

          4.6 CONTINUING GUARANTEE.
              --------------------

     The guarantee in this Section 4 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

          4.7 CERTAIN ADDITIONAL WAIVERS.
              --------------------------

     Without limiting the generality of the provisions of this Section 4, each Guarantor hereby specifically waives the benefits of N.C. Gen. Stat. Sections 26-7 through 26-9, inclusive, to the extent applicable. Each Guarantor further agrees that such Guarantor shall have no right of recourse to security for the Guaranteed Obligations, except through the exercise of the rights of subrogation pursuant to Section 4.2 and through the exercise of rights of contribution pursuant to Section 4.5.

          4.8 RELEASE OF GUARANTOR.
              --------------------

     In the event of a sale or other disposition of all of the capital stock of any Guarantor, by way of a merger, consolidation or otherwise, then such Guarantor (in the event of a sale or other disposition, by way of such a merger, consolidation or otherwise, of all of the capital stock of such Guarantor) will be released and relieved of any obligations under the guarantee in this Section 4; PROVIDED that at the time of such disposition no Default or Event of Default
(i) shall have occurred and is continuing or (ii) would occur as a result from such disposition. Upon request of the Borrower, the Agent shall execute and deliver to Borrower an instrument evidencing any such release in accordance with this Section 4.8.

                                    SECTION 5
                                   CONDITIONS
                                   ----------

          5.1 CONDITIONS TO CLOSING.
              ---------------------

     This Credit Agreement shall become effective, and the initial Extensions of Credit may be made, upon the satisfaction of the following conditions precedent:

     (a) EXECUTION OF CREDIT AGREEMENT AND CREDIT DOCUMENTS. Receipt of (i) multiple counterparts of this Credit Agreement, (ii) a Revolving Note for each Lender, and a Swingline Note for the Swingline Lender, (iii) multiple counterparts of the Pledge Agreement, (iv) multiple counterparts of the Security Agreement and UCC financing statements relating thereto, if any, executed by a duly authorized officer of each party thereto and in each case conforming to the requirements of this Credit Agreement.

     (b) ABSENCE OF LEGAL PROCEEDINGS. There shall not exist any (i) order, decree, judgment, ruling or injunction which restrains the consummation of the acquisition of the Acquired Assets in the manner contemplated by the Purchase Agreement or (ii) pending or threatened action, suit, investigation or proceeding which if adversely determined against the Borrower or any of its Subsidiaries would have or would reasonably be expected to have a Material Adverse Effect.

     (c) LEGAL OPINIONS. Receipt of opinions of counsel for the Credit Parties relating to the Credit Documents and the transactions contemplated herein, in form and substance satisfactory to the Agent and the Required Lenders.

     (d) BORROWING BASE CERTIFICATE. Receipt by the Agent of a Borrowing Base Certificate dated as of the date hereof in form and substance satisfactory to the Agent.

     (e)  CORPORATE  DOCUMENTS.  Receipt of the following for each of the Credit
Parties:

          (i) ARTICLES OF INCORPORATION. Copies of the articles of incorporation or charter documents certified to be true and complete as of a recent date by the appropriate governmental authority of the state of its incorporation.

          (ii) RESOLUTIONS. Copies of resolutions of the Board of Directors approving and adopting the respective Credit Documents, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary as of the Closing Date to be true and correct and in force and effect as of such date.

          (iii) BYLAWS. Copies of the bylaws certified by a secretary or assistant secretary as of the Closing Date to be true and correct and in force and effect as of such date.

          (iv) GOOD STANDING. Copies, where applicable, of certificates of good standing, existence or its equivalent certified as of a recent date by the appropriate governmental authorities of the state of incorporation.

          (v) INCUMBENCY. An incumbency certificate of each Credit Party certified by a secretary or assistant secretary to be true and correct as of the Closing Date.

     (f) PERSONAL PROPERTY COLLATERAL. Receipt of the following in form and substance satisfactory to the Agent:

          (i) searches of Uniform Commercial Code ("UCC") filings in the jurisdiction of the chief executive office of the each Credit Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Agents' security interest, for the behalf of Lenders, in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens; and

          (ii) duly executed UCC financing statements for each appropriate jurisdiction as is necessary, in the Agent's sole discretion, to perfect the Lenders' security interest, for the behalf of the Lenders, in the Collateral.

     (g) EVIDENCE OF INSURANCE. Receipt by the Agent of copies of insurance policies or certificates of insurance of the Borrower evidencing casualty insurance meeting the requirements set forth in the Credit Documents, including, but not limited to, naming the Agent as sole loss payee on behalf of the Lenders with respect to the Collateral.

     (h) SENIOR DEBT. (i) The Borrower shall have entered into the Senior Note Indenture, (ii) the Borrower shall have executed the Senior Notes, (iii) the Agent shall have received a copy, certified by an officer of the Borrower as true and complete, of the Senior Note Indenture and each of the Senior Notes as originally executed and delivered, and no amendment or modification thereof shall have been entered into on or prior to the Closing Date which shall not have been approved by each of the Lenders and (iv) the Borrower shall have received proceeds from the sale of Senior Notes in an aggregate principal amount of $175,000,000.00.

     (i) OFFICER'S CERTIFICATE. The Agent shall have received a certificate or certificates executed by an officer of the Borrower as of the Closing Date stating that (A) the Borrower and each of the Borrower's Subsidiaries are in compliance with all existing material financial obligations, (B) all governmental, shareholder and third party consents and approvals, if any, with respect to the Credit Documents and the transactions contemplated thereby have been obtained, (C) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to effect the Borrower, any of the Borrower's Subsidiaries or any transaction contemplated by the Credit Documents, or could have or might be reasonably expected to have a Material Adverse Effect, (D) the transactions contemplated by the Purchase Agreement have been consummated in accordance with the terms thereof and (E) immediately after giving effect to this Credit

Agreement, the other Credit Documents and all the transactions contemplated herein or therein to occur on such date, (1) the Borrower and each of the Borrower's Subsidiaries is Solvent, (2) no Default or Event of Default exists,
(3) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, and (4) the Borrower is in compliance with each of the financial covenants set forth in Section 7.9.

     (j) PURCHASE AGREEMENT. The acquisition of the Acquired Assets shall have been consummated in accordance with the terms of the Purchase Agreement and all applicable law.

     (k) FEES. Receipt of all fees and expenses owed to the Lenders and the Agent, including, without limitation, any fees set forth in the Agent's Fee Letter.

     (l) FIRST PRIORITY LIEN. Receipt by the Agent of evidence satisfactory in form and substance to the Agent, that the Agent, on behalf of the Lenders, holds a perfected, first priority lien, subject to no other Liens other than the Permitted Liens, in the Collateral.

     (m) PAYMENT OF PRIOR CREDIT FACILITY. Receipt by the Agent of evidence that all indebtedness under the Prior Credit Agreement has been paid in full and all obligations thereunder (other than those indemnifications that specifically survive) have been terminated.

     (n) ADDITIONAL MATTERS. All other documents and legal matters in connection with the transactions contemplated by this Credit Agreement shall be reasonably satisfactory in form and substance to the Agent and the Required Lenders.

          5.2 CONDITIONS TO ALL EXTENSIONS OF CREDIT.
              --------------------------------------

     The obligation of each Lender to make any Extension of Credit hereunder (including the initial Extension of Credit to be made hereunder) is subject to the satisfaction of the following conditions precedent on the date of making such Extension of Credit:

     (a) NOTICE. The Borrower shall have delivered (i) in the case of any new Revolving Loan or Foreign Currency Loan, a Notice of Borrowing, duly executed and completed in accordance with the terms hereof and (ii) in the case of any extension or conversion of a Loan, a duly executed and completed Notice of Extension/Conversion by the time specified in Section 3.2.

     (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Borrower herein or in any other Credit Documents or which are contained in any certificate furnished at any time under or in connection herewith shall be true and correct in all material respects on and as of the date of such Extension of Credit as if made on and as of such date (except for those which expressly relate to an earlier date).

     (c) NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extension of Credit to be made on such date unless such Default or Event of Default shall have been waived in accordance with this Credit Agreement.

     (d) NO MATERIAL ADVERSE EFFECT. No circumstances, events or conditions shall have occurred since the date of the audited financial statements referenced in Section 6.1 which would have a Material Adverse Effect.

     Each request for Extension of Credit (including extensions and conversions) and each acceptance by the Borrower of an Extension of Credit (including extensions and conversions) shall be deemed to constitute a representation and warranty by the Borrower as of the date of such Extension of Credit that the applicable conditions in paragraphs (b), (c) and (d) of this subsection have been satisfied.


                                    SECTION 6
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     To induce the Lenders to enter into this Credit Agreement and to make Extensions of Credit herein provided for, each Credit Party hereby represents and warrants to the Agent and to each Lender that:

          6.1 FINANCIAL CONDITION.
              -------------------

     The financial statements of the Borrower and its Subsidiaries set forth on pages F-3 through F-43 of the Offering Memorandum dated November 20, 1997, relating to the Senior Notes have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby (except as otherwise stated therein and except that the interim financial statements do not include all footnotes required by GAAP), and present fairly in all material respects the financial condition and results from operations of the entities and for the periods specified, subject in the case of interim company-prepared statements to normal year-end adjustments.

          6.2 NO CHANGES OR RESTRICTED PAYMENTS.
              ---------------------------------

     Since the date of the audited financial statements referenced in Section 6.1, (a) there has been no circumstance, development or event relating to or affecting the Borrower or any of its Subsidiaries which has had or would be reasonably expected to have a Material Adverse Effect, and (b) except as permitted herein, no Restricted Payments have been made or declared or are contemplated by the Borrower or any of its Subsidiaries.

          6.3 ORGANIZATION; EXISTENCE; COMPLIANCE WITH LAW.
              --------------------------------------------

     The Borrower and each of its Subsidiaries (a) is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate or other necessary power and authority, and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not, in the aggregate, have a Material Adverse Effect, and (d) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

          6.4 POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.
              ---------------------------------------------

     Each Credit Party has the corporate or other necessary power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Credit Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery or performance of any Credit Documents by any Credit Party (other than those which have been obtained) or with the validity or enforceability of any Credit Document against such Credit Party (except such filings as are necessary in connection with the perfection of the Liens created by such Credit Documents). Each Credit Document to which it is a party constitutes a legal, valid and binding obligation of each Credit Party enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          6.5 NO LEGAL BAR.
              ------------

     The execution, delivery and performance of the Credit Documents, the borrowings hereunder and the use of the Extensions of Credit will not violate any Requirement of Law or any Contractual Obligation of any Credit Party or any of its Subsidiaries. None of the Credit Parties nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which would reasonably be expected to have a Material Adverse Effect.

          6.6 NO MATERIAL LITIGATION.
              ----------------------

     No claim, litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of any Credit Party, threatened by or against, the Borrower or any of its Subsidiaries or against any of their respective properties or revenues which (a) relate to the Credit Documents or any of the transactions contemplated hereby or thereby, or (b) would reasonably be expected to have a Material Adverse Effect.

          6.7 NO DEFAULT.
              ----------

     No Default or Event of Default has occurred and is continuing.

          6.8 OWNERSHIP OF PROPERTY; LIENS.
              ----------------------------

     The Borrower and each of its Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other material property, and none of such property is subject to any Lien, except for Permitted Liens.

          6.9 INTELLECTUAL PROPERTY.
              ---------------------

     The Borrower and each of its Subsidiaries owns, or has the legal right to use, all United States trademarks, tradenames, copyrights, technology, know-how and processes, if any, necessary for each of them to conduct its business as currently conducted (the "INTELLECTUAL PROPERTY") except for those the failure to own or have such legal right to use would not be reasonably expected to have a Material Adverse Effect. No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Credit Party know of any such claim, and the use of such Intellectual Property by the Borrower or any of its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that in the aggregate, would not be reasonably expected to have a Material Adverse Effect.

          6.10 NO BURDENSOME RESTRICTIONS.
               --------------------------

     No Requirement of Law or Contractual Obligation of the Borrower or any of its Subsidiaries would be reasonably expected to have a Material Adverse Effect.

          6.11 TAXES.
               -----

     The Borrower and each of its Subsidiaries (a) has filed or caused to be filed all United States federal income tax returns and all other material tax returns required to be filed and (b) has paid (i) all taxes shown to be due and payable on said returns, (ii) all taxes shown to be due and payable on any assessments of which it has received notice made against it or any of its property and (iii) all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than in the case of (b)(i), (ii) and (iii) above, any (x) taxes, fees or other charges with respect to which the failure to pay, in the aggregate, would not have a Material Adverse Effect,
(y) taxes, fees or other charges the amount or validity of which are currently being contested and with respect to which reserves in conformity with GAAP have been provided on the books of such Person or (z) taxes, fees or other charges which are not past due), and (c) no tax Lien has been filed, and, to the best knowledge of the Credit Parties, no claim is being asserted, with respect to any such tax, fee or other charge other than any tax Liens, which in the aggregate, would not have a Material Adverse Effect.

          6.12 ERISA
               -----

     Except as would not  reasonably  be  expected  to have a  Material  Adverse
Effect:

     (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best knowledge of the Credit Parties, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan; (iii) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

     (b) The actuarial present value of all "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, in accordance with Financial Accounting Standards Board Statement 87, utilizing the actuarial assumptions used in such Plan's most recent actuarial valuation report), did not exceed as of such valuation date the fair market value of the assets of such Plan.

     (c) Neither the Borrower, nor any of its Subsidiaries nor any ERISA Affiliate has incurred, or, to the best knowledge of the Credit Parties, could be reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither the Borrower, nor any of its Subsidiaries nor any ERISA Affiliate would become subject to any withdrawal liability under ERISA if the Borrower, any of its Subsidiaries or any ERISA

Affiliate were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. Neither the Borrower, nor any of its Subsidiaries nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Credit Parties, reasonably expected to be in reorganization, insolvent, or terminated.

     (d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject the Borrower, any of its Subsidiaries or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which the Borrower, any of its Subsidiaries or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

     (e) Neither the Borrower, nor any of its Subsidiaries, nor any ERISA Affiliates has any material liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement 106. Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in compliance in all material respects of such sections.

          6.13 GOVERNMENTAL REGULATIONS, ETC.
               -----------------------------

     (a) No part of the proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation G or Regulation U, or for the purpose of purchasing or carrying or trading in any securities. If requested by any Lender or the Agent, the Borrower will furnish to the Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U. No indebtedness being reduced or retired out of the proceeds of the Loans was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or any "margin security" within the meaning of Regulation T. None of the transactions contemplated by this Credit Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or regulations issued pursuant thereto, or Regulation G, T, U or X.

     (b) Neither the Borrower, nor any of its Subsidiaries, is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940, each as amended. In addition, neither the Borrower, nor any of its Subsidiaries, is (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by such a company, or (ii) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     (c) The Borrower and each of its Subsidiaries has obtained all material licenses, permits, franchises or other governmental authorizations necessary to the ownership of its respective Property and to the conduct of its business.

     (d) Neither the Borrower, nor any of its Subsidiaries is in violation of any applicable statute, regulation or ordinance of the United States of America, or of any state, city, town, municipality, county or any other jurisdiction, or of any agency thereof (including without limitation, environmental laws and regulations), which violation could reasonably be expected to have a Material Adverse Effect.

     (e) The Borrower and each of its Subsidiaries is current with all material reports and documents, if any, required to be filed with any state or federal securities commission or similar agency and is in full compliance in all material respects with all applicable rules and regulations of such commissions.

          6.14 PURPOSE OF EXTENSIONS OF CREDIT.
               -------------------------------

     The Loans will be used solely (a) to repay existing indebtedness and/or (b) for other general corporate purposes. The Letters of Credit shall be used only for the purposes set forth in Section 2.2(a).

          6.15 ENVIRONMENTAL MATTERS.
               ---------------------

     Except as would not  reasonably  be  expected  to have a  Material  Adverse
Effect:

     (a) Each of the facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries (the "PROPERTIES") and all operations at the Properties are in compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the Properties or the businesses operated by the Borrower or any of its Subsidiaries (the "BUSINESSES"), and there are no conditions relating to the Businesses or Properties that could give rise to liability under any applicable Environmental Laws.

     (b) None of the Properties contains any Materials of Environmental Concern at, on or under the Properties in amounts or concentrations that constitute or constituted a violation of, or could give rise to liability under, Environmental Laws.

     (c) Neither the Borrower nor any of its Subsidiaries has received any written notice from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Businesses.

     (d) Materials of Environmental Concern have not been transported or disposed of from the Properties, or generated, treated, stored or disposed of at, on or under any of the Properties or any other location, in each case by or on behalf of the Borrower or any of its Subsidiaries in violation of, or in a manner that would be reasonably likely to give rise to liability under, any applicable Environmental Law.

     (e) No judicial proceeding or governmental or administrative action is pending or, to the best knowledge of the Credit Parties, threatened, under any Environmental Law to which the Borrower or any of its Subsidiaries is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Borrower or any of its Subsidiaries, the Properties or the Businesses.

     (f) There has been no release or, threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations (including, without limitation, disposal) of the Borrower or any of its Subsidiaries in connection with the Properties or otherwise in connection with the Businesses, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

          6.16 FIRST PRIORITY LIEN.
               -------------------

     The Agent, on behalf of the Lenders, holds a first priority lien, subject to no other Liens other than the Permitted Liens, in the Collateral.

          6.17 SUBSIDIARIES.
               ------------

     Set forth on SCHEDULE 6.17 is a complete and accurate list of all Subsidiaries of the Borrower. Information on SCHEDULE 6.17 includes jurisdiction of incorporation, the number of shares of each class of capital stock outstanding and the number and percentage of outstanding shares of each class owned (directly or indirectly) by the Borrower. There are no outstanding options, warrants, rights of conversion or purchase or any other similar rights with respect to shares of any of the Subsidiaries of the Borrower. The outstanding capital stock of each such Subsidiary is validly issued, fully paid and non-assessable and is owned by the Borrower, directly or indirectly, free and clear of all Liens (other than those arising under or contemplated in connection with the Credit Documents).


                                    SECTION 7
                              AFFIRMATIVE COVENANTS
                              ---------------------

     Each  Credit  Party  covenants  and  agrees  that so  long  as this  Credit
Agreement  is in effect  and  until the  Commitments  have been  terminated,  no

Obligations remain outstanding and all amounts due hereunder or in connection herewith have been paid in full, the Borrower and each of its Subsidiaries shall:

          7.1 FINANCIAL STATEMENTS.
              --------------------

     Furnish, or cause to be furnished, to each of the Lenders:

     (a) AUDITED FINANCIAL STATEMENTS. As soon as available, but in any event within 105 days after the end of each fiscal year, an audited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of the fiscal year and the related consolidated statements of income, shareholders' equity and cash flows for the year, audited by independent certified public accountants of nationally recognized standing, setting forth in each case in comparative form the figures for the previous year, reported without a "going concern" or like qualification or exception, or qualification indicating that the scope of the audit was inadequate to permit such independent certified public accountants to certify such financial statements without such qualification, together with a schedule setting forth the unaudited consolidating balance sheet and the related consolidating statements of income, shareholders equity and cash flows for the Borrower and its Subsidiaries in a format and with detail sufficient to calculate the applicable financial covenants.

     (b) COMPANY-PREPARED FINANCIAL STATEMENTS. As soon as available, but in any event within 60 days after the end of the first three fiscal quarters of each fiscal year, a company-prepared consolidated and consolidating balance sheet of the Borrower and its Subsidiaries and the Borrower and its Subsidiaries as of the end of such quarter and related company-prepared consolidated and consolidating statements of income and shareholders' equity for such period and for the fiscal year to date in a format and with detail sufficient to calculate the applicable financial covenants in each case setting forth in comparative form the consolidated figures for the corresponding period or periods of the preceding fiscal year or the portion of the fiscal year ending with such period, as applicable, in each case subject to normal recurring year-end audit adjustments.

All such financial statements will be prepared in accordance with GAAP applied consistently throughout the periods reflected therein except as otherwise noted therein and, in the case of quarterly financial statements, except for the absence of all footnotes required by GAAP) and further accompanied by a description of, and an estimation of the effect on the financial statements on account of, a change in the application of accounting principles as provided in
Section 1.3.

          7.2 CERTIFICATES; OTHER INFORMATION.
              -------------------------------

     Furnish,  or cause to be furnished,  to the Agent for  distribution  to the
Lenders:

     (a) ACCOUNTANT'S CERTIFICATE AND REPORTS. Concurrently with the delivery of the financial statements referred to in subsection 7.1(a) above, a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate.

     (b) OFFICER'S CERTIFICATE. Concurrently with the delivery of the financial statements referred to in Sections 7.1(a) and 7.1(b) above, a certificate of a Responsible Officer demonstrating compliance with the financial covenants contained in Section 7.9 and stating that, to the best of such Responsible Officer's knowledge and belief, (i) the financial statements fairly present in all material respects the financial condition of the parties covered by such financial statements, (ii) during such period the Borrower and its Subsidiaries have observed or performed in all material respects the covenants and other agreements hereunder and under the other Credit Documents relating to them, and satisfied in all material respects the conditions, contained in this Credit Agreement to be observed, performed or satisfied by them, except as stated in the certificate, and (iii) such Responsible Officer has obtained no knowledge of the occurrence during such period of any Default or Event of Default except as specified in such certificate. A form of Officer's Certificate is attached as
SCHEDULE 7.2(B).

     (c) ACCOUNTANTS' REPORTS. Promptly upon the request of the Agent, a copy of any final (as distinguished from a preliminary or discussion draft) "management letter" or other similar report submitted by independent accountants to the Borrower or any of its Subsidiaries in connection with any annual, interim or special audit.

     (d) PUBLIC INFORMATION. Within thirty days after the same are sent, copies of all reports (other than those otherwise provided pursuant to subsection 7.1) and other financial information which the Borrower or any of its Subsidiaries sends to its public stockholders, and within thirty days after the same are filed, copies of all financial statements and non-confidential reports which the Borrower or any of its Subsidiaries may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority.

     (e) BORROWING BASE CERTIFICATE. Within 30 days after the end of each calendar month, a Borrowing Base Certificate (including an accounts receivable detail and an inventory detail) as of the end of the immediately preceding month, substantially in the form of SCHEDULE 7.2(E) and certified by a Responsible Officer of the Borrower to be true and correct as of such date.

     (f) OTHER INFORMATION. Promptly, such additional financial and other information as the Agent, at the request of any Lender, may from time to time reasonably request.

          7.3 NOTICES.
              -------

     Give notice to the Agent (which shall promptly transmit such notice to each Lender) of:

     (a) DEFAULTS. Immediately after any Credit Party knows or has reason to know thereof, the occurrence of any Default or Event of Default.

     (b) CONTRACTUAL OBLIGATIONS. Promptly, the initiation of any default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries which would reasonably be expected to have a Material Adverse Effect.

     (c) LEGAL PROCEEDINGS. Promptly, any litigation, or any investigation or proceeding (including without limitation, any environmental proceeding) known to the Borrower or any of its Subsidiaries, or any material development in respect thereof, affecting the Borrower or any of its Subsidiaries which would reasonably be expected to have a Material Adverse Effect.

     (d) ERISA. Promptly, after any Responsible Officer of any Credit Party knows or has reason to know of (i) any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against any of their ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which the Borrower or any of its Subsidiaries or any ERISA Affiliate are required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect; or (iv) any change in the funding status of any Plan that reasonably could be expected to have a Material Adverse Effect; together with a description of any such event or condition or a copy of any such notice and a statement by the chief financial officer of the Credit Parties briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Credit Parties with respect thereto. Promptly upon request, the Borrower or any of its Subsidiaries shall furnish the Agent and the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

     (e) OTHER. Promptly, any other development or event which a Responsible Officer determines could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Credit Parties propose to take with respect thereto.

          7.4 PAYMENT OF OBLIGATIONS.
              ----------------------

     Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, in accordance with prudent business practice (subject, where applicable, to specified grace periods) all material obligations of the Borrower or any of its Subsidiaries of whatever nature (including without limitation all taxes, assessments and governmental charges or levies) and any additional costs that are imposed as a result of any failure to so pay, discharge or otherwise satisfy such obligations, except when the amount or validity of such obligations and costs is currently being contested in good faith by appropriate proceedings and reserves, if applicable, in conformity with GAAP with respect thereto have been provided on the books of the Borrower or any of its Subsidiaries, as the case may be.

          7.5 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE.
              ------------------------------------------------

     Continue to engage in a Permitted Business and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all material rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business; comply with all Contractual Obligations and Requirements of Law applicable to it except to the extent that failure to comply therewith would not, in the aggregate, have a Material Adverse Effect.

          7.6 MAINTENANCE OF PROPERTY; INSURANCE.
              ----------------------------------

     Keep all material property useful and necessary in its business in reasonably good working order and condition (ordinary wear and tear excepted); maintain with financially sound and reputable insurance companies casualty, liability and such other insurance (which may include plans of self-insurance) with such coverage and deductibles, and in such amounts as may be consistent with prudent business practice and in any event consistent with normal industry practice (except to any greater extent as may be required by the terms of any of the other Credit Documents); and furnish to the Agent, upon written request, full information as to the insurance carried.

          7.7 INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS.
              ------------------------------------------------------

     (a) Keep proper books of records and accounts in conformity with GAAP and all Requirements of Law; and permit, during regular business hours and upon reasonable notice by the Agent, the Agent to visit and inspect any of its properties and examine and make abstracts (including photocopies) from any of its books and records (other than materials protected by the attorney-client privilege and materials which the Credit Parties may not disclose without violation of a confidentiality obligation binding upon them) at any reasonable time, and to discuss the business, operations, properties and financial and other condition of the Borrower and any of its Subsidiaries with officers and employees of the Borrower and any of its Subsidiaries and with their independent certified public accountants. The cost of the inspection referred to in the preceding sentence shall be for the account of the Lenders, unless an Event of Default has occurred and is continuing, in which case the cost of such inspection shall be for the account of the Credit Parties.

     (b) In addition to the foregoing subsection (a), permit the Agent to have agents or representatives conduct a "field audit" of its inventory and accounts, including inspection of the inventory and account records and a right to examine and make abstracts (including photocopies) from its books and records relating to its inventory and accounts on a semi-annual basis, and more frequently after the occurrence of an Event of Default. After the occurrence and during the continuance of an Event of Default, the cost of such "field audits" will be promptly paid by the Borrower.

          7.8 ENVIRONMENTAL LAWS.
              ------------------

     (a) Comply in all material respects with, and take reasonable actions to ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and take reasonable actions to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect;

     (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the failure to do or the pendency of such proceedings would not reasonably be expected to have a Material Adverse Effect; and

     (c) Defend, indemnify and hold harmless the Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower or any of its Subsidiaries or the Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in this paragraph shall survive repayment of the Loans and all other amounts payable hereunder, and termination of the Commitments.

          7.9 FINANCIAL COVENANTS.
              -------------------

     (a) LEVERAGE RATIO. There shall be maintained with respect to the Borrower and its Subsidiaries as of the end of each fiscal quarter to occur during the periods shown, a Leverage Ratio less than:

          (i)   From  the  Closing Date to  and including June 29, 1998, 4.9  to
     1.0;

          (ii)  From June 30, 1998  to and including  September  29, 1998,  4.8 to 1.0;

          (iii) From September 30, 1998 to and including December 30, 1998, 4.7 to 1.0;

          (iv)  From  December 31, 1998 to and including  March 30,  1999,  4.5 to 1.0;

          (v)   From March 31, 1999 to and including June 29, 1999, 4.3 to 1.0;

          (vi)  From June 30, 1999 to  and  including  December 30,  1999,  4.2 to 1.0;

          (vii) From  December 31, 1999 to and including  June 29, 2000,  4.0 to
     1.0;

         (viii) From June 30, 2000 to and including December 30, 2000, 3.75 to 1.0; and

          (ix)  From December 31, 2000 and thereafter, 3.6 to 1.0.

     (b) INTEREST COVERAGE RATIO. There shall be maintained with respect to the Borrower and its Subsidiaries as of the end of each fiscal quarter to occur during the periods shown, a Interest Coverage Ratio greater than:

          (i)   From the Closing Date to  and  including  March 30,  1998,  1.75 to 1.0;

          (ii)  From March 31, 1998 to and including June 29, 1998, 1.9 to 1.0;

          (iii) From June 30, 1998 to and  including  December 30, 1998,  2.0 to
     1.0;

          (iv)  From December 31, 1998 to and including  March 30, 1999,  2.1 to
     1.0;

          (v)   From March 31, 1999 to and  including  December 30, 1999,  2.25 to 1.0;

          (vi) From December 31, 1999 to and including March 30, 2000, 2.35 to 1.0;

          (vii) From March 31, 2000 to and including September 29, 2000, 2.5 to 1.0; and

         (viii) From September 30, 2000 and thereafter, 2.6 to 1.0.

     (c) CURRENT RATIO. There shall be maintained with respect to the Borrower and its Subsidiaries at all times a Current Ratio of greater than:

          (i) From the Closing Date to and including December 30, 1998, 2.5 to 1.0; and

          (ii) From December 31, 1998 and thereafter, 2.75 to 1.0.

     (d) NET WORTH. At all times Net Worth shall be no less than $87,000,000 increased on a cumulative basis by an amount equal to, (i) as of the last day of each fiscal quarter, 50% of Net Income for the fiscal quarter then ended (without deductions for losses) PLUS (ii) 100% of the Net Cash Proceeds from any Equity Transaction subsequent to the Closing Date.

          7.10 USE OF PROCEEDS.
               ---------------

     Extensions  of Credit  will be used  solely for the  purposes  provided  in
Section 6.14.

          7.11 ADDITIONAL GUARANTIES AND STOCK PLEDGES.
               ---------------------------------------

     (a) DOMESTIC SUBSIDIARIES. At any time any Person becomes a Domestic Subsidiary, the Borrower will promptly notify the Agent thereof and cause such Domestic Subsidiary to become a Guarantor hereunder by (i) execution of a Joinder Agreement, (ii) execution of a Security Agreement granting the Agent on behalf of the Lenders a security interest in all accounts receivable and inventory of such Person, together with UCC financing statements required by the Agent, (iii) delivery of supporting resolutions, incumbency certificates, corporation formation and organizational documentation and opinions of counsel as the Agent may reasonably request, and (iv) delivery of stock certificates and a related pledge agreement or pledge joinder agreement evidencing the pledge of 100% of the Voting Stock of such Domestic Subsidiary and of 100% of the Voting Stock of each of such Person's Domestic Subsidiaries and 66% of the Voting Stock of each of its Foreign Subsidiaries held by it and/or any of its Domestic Subsidiaries, together in each case with undated stock transfer powers executed in blank and UCC financing statements requested by the Agent.

     (b) FOREIGN SUBSIDIARIES. Within sixty (60) days after the Closing Date with respect to the Foreign Subsidiaries owned directly as of the Closing Date by a Credit Party, and at any time any Credit Party acquires a Foreign Subsidiary, the Borrower will promptly notify the Agent thereof and cause (i) delivery of supporting resolutions, incumbency certificates, corporation formation and organizational documentation and opinions of counsel as the Agent may reasonably request, and (ii) delivery of stock certificates (where required for perfection under local law) and a related pledge agreement or pledge joinder agreement evidencing the pledge of 66% of the Voting Stock of such Foreign Subsidiary, together in each case with undated stock transfer powers executed in blank and UCC financing statements requested by the Agent.

                                    SECTION 8
                               NEGATIVE COVENANTS
                               ------------------

     Each  Credit  Party  covenants  and  agrees  that so  long  as this  Credit
Agreement is in effect and until the Commitments have been terminated, no Obligations remain outstanding and all amounts due hereunder or in connection herewith, have been paid in full, neither the Borrower nor any of its Subsidiaries shall:

          8.1 INDEBTEDNESS.
              ------------

     Contract, create, incur, assume or permit to exist any Indebtedness, except:

          (a) Indebtedness arising or existing under this Credit Agreement and the other Credit Documents;

          (b) Indebtedness set forth in SCHEDULE 8.1 ("Existing Indebtedness");

          (c) Capital Lease Obligations and Indebtedness incurred, in each case, to provide all or a portion of the purchase price or costs of construction or improvement of an asset, PROVIDED that the total principal amount of all such Indebtedness shall not exceed $5,000,000 at any time outstanding;

          (d) Indebtedness and obligations owing under interest rate protection agreements relating to the Obligations hereunder and under interest rate, commodities and foreign currency exchange protection agreements entered into in the ordinary course of business to manage existing or anticipated risks and not for speculative purposes ("Permitted Hedging Obligations");

          (e) Indebtedness of the Borrower arising under the Senior Note Indenture and the Senior Notes and Guaranty Obligations of any Guarantor with respect thereto.

          (f) the Permitted Refinancing Indebtedness of the Borrower or any of its Subsidiaries in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund Indebtedness (other than intercompany Indebtedness) permitted by Section 8.1(b), (c) or (f);

          (g) intercompany Indebtedness between or among the Borrower or any of its Subsidiaries; PROVIDED, HOWEVER, that (i) if the Borrower is the obligor on such Indebtedness, such Indebtedness is expressly subordinated to the prior payment in full in cash of the Obligations and (ii) (A) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than the Borrower or a

     Subsidiary thereof and (B) any sale or other transfer of any such Indebtedness to a Person that is not either the Borrower or a Subsidiary thereof shall be deemed, in each case, to constitute an incurrence of Indebtedness by the Borrower or such Subsidiary, as the case may be, that was not permitted by this clause (g);

          (h) the guarantee by the Borrower or any of its Subsidiaries of any Indebtedness of the Borrower or a Subsidiary of the Borrower that was permitted to be incurred pursuant to this Section 8.1;

          (i) Indebtedness in respect of bid, performance or surety bonds issued for the account of the Borrower or any Subsidiary in the ordinary course of business; and

          (j) additional Indebtedness of the Borrower or any of its Subsidiaries in an aggregate principal amount (or accreted value, as applicable) at any time outstanding, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause (j), not to exceed $15,000,000.

     For purposes of determining compliance with this Section 8.1, in the event that an item of Indebtedness meets the criteria of more than one of the categories of permitted Indebtedness described in clauses (a) through (j) above, the Borrower shall, in its sole discretion, determine under which of the clauses
(a) through (j) above such Indebtedness will be counted.

          8.2 LIENS.
              -----

     Contract, create, incur, assume or permit to exist any Lien with respect to any of their respective property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, except for Permitted Liens.

          8.3 NATURE OF BUSINESS.
              ------------------

     Engage in any business other than a Permitted Business.

          8.4 CONSOLIDATION, MERGER, SALE OR  PURCHASE OF ASSETS,
              CREATION OF SUBSIDIARIES.
              --------------------------------------------------

     Merge or consolidate with or into, or convey, transfer, lease (as lessor) or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, except that (i) any Guarantor may merge or consolidate with or into, or transfer assets to, any other Guarantor, (ii) any Guarantor may merge into or transfer assets to the Borrower, (iii) any Foreign Subsidiary may merge or consolidate with or into, or transfer assets to, the

Borrower, a Guarantor or another Foreign Subsidiary, and (iv) any transaction that is permitted under Section 8.5 is permitted hereunder.

          8.5 TRANSFER OF ASSETS.
              ------------------

     Sell, lease (as lessor), transfer or otherwise dispose of any item of property or asset (including by way of merger or consolidation) other than sales, leases, transfers or other dispositions;

     (a) in the ordinary course of business;

     (b) among the Guarantors, among the Foreign Subsidiaries or by a Subsidiary to the Borrower or by the Borrower to a Guarantor;

     (c) of assets or property which are obsolete, worn out or no longer useful in Borrower's or any Subsidiary's business;

     (d) if, after giving effect thereto, (i) no Default or Event of Default exists, (ii) the properties and assets disposed of during the then current fiscal year of Borrower pursuant to this Section 8.5(d) would not have an aggregate book value, each determined at the time of disposition, in excess of ten percent (10%) of Borrower's consolidated total assets as calculated at the end of the immediately preceding full fiscal year and (iii) the properties and assets in the aggregate disposed of subsequent to the Closing Date pursuant to this Section 8.5(d) would not have an aggregate book value in excess of twenty percent (20%) of the Borrower's consolidated total assets calculated at the end of the immediately preceding full fiscal year;

     (e) consisting of the use of cash in a manner not prohibited by the terms of this Credit Agreement; or

     (f) consisting of the sale of accounts receivable to the Factor under the Factor Agreement.

          8.6 ADVANCES, INVESTMENTS AND LOANS.
              -------------------------------

     Lend money or extend credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, or otherwise make an Investment in, any Person except for Permitted Investments.

          8.7 RESTRICTED PAYMENTS.
              -------------------

     (a) Directly or indirectly: (i) declare or pay any dividend or make any other payment or distribution on account of the Borrower's or any of its Subsidiaries' Equity Interest (including, without limitation, any payment in connection with any merger or consolidation involving the Borrower or any of its Subsidiaries) or to the direct or indirect holders of the Borrower's or any of its Subsidiaries' Equity Interests in their capacity as such (other than dividends or distributions payable (x) in Equity Interests (other than Disqualified Stock) of the Borrower or (y) to the Borrower or a Subsidiary of the Borrower); (ii) purchase, redeem or otherwise acquire or retire for value (including, without limitation, in connection with any merger or consolidation involving the Borrower) any Equity Interest of the Borrower or any direct or indirect parent of the Borrower or other Affiliate of the Borrower (other than any such Equity Interest owned by the Borrower or any Wholly Owned Subsidiary of the Borrower); (iii) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Subordinated Indebtedness except a payment of interest or principal at Stated Maturity; (iv) make any acquisition of the assets or capital stock of another Person if the aggregate purchase price for all transactions during the term of this Credit Agreement exceeds $25,000,000 (all such payment and other actions set forth in clauses (i) through (iv) above being collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted
Payment:

          (A) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and

          (B) the Borrower would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Senior Note Indenture; and

          (C) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Borrower and its Subsidiaries after the date of this Credit Agreement (excluding Restricted Payments permitted by clauses (ii), (iii) and (iv) of the next succeeding paragraph), is less than the sum, without duplication, of (i) 50% of Net Income of the Borrower for the period (taken as one accounting period) from October 1, 1997 to the end of the Borrower's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Net Income for such period is a deficit, less 100% of such deficit), plus (ii) 100% of the aggregate net cash proceeds received by the Borrower since the date of this Credit Agreement as a contribution to its common equity capital or from the issue or sale of Equity Interests of the Borrower (other than Disqualified Stock) or from the issue or sale of Disqualified Stock or debt securities of the Borrower that have been converted into such Equity Interest (other than Equity Interests (or Disqualified Stock or convertible debt securities) sold to a Subsidiary of the Borrower), plus (iii) $2.0 million; and

          (D) if such Restricted Payment is in connection with the acquisition of the capital stock of another Person, such Person shall become a Subsidiary upon the consummation of such acquisition.

     The foregoing provisions will not prohibit (i) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Credit Agreement (ii) the redemption, repurchase, retirement, defeasance or other acquisition of any Subordinated Indebtedness or Equity Interest of the Borrower in exchange for, or out of the net cash proceeds of the substantially concurrent sale (other than to a Subsidiary of the Borrower) of, other Equity Interest of the Borrower (other than any Disqualified Stock); provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause (C) (ii) of the preceding paragraph; (iii) the defeasance, redemption, repurchase or other acquisition of Subordinated Indebtedness with the net cash proceeds from an incurrence of Permitted Refinancing Indebtedness; (iv) the payment of any dividend by a Subsidiary of the Borrower to the holders of its common Equity Interests on a pro rata basis; and (v) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of the Borrower or any Subsidiary of the Borrower held by any employee or director of the Borrower or any Subsidiary of the Borrower held by any employee or director of the Borrower (or any of its Subsidiaries) pursuant to any management equity subscription agreement or stock option agreement approved by the Board of Directors of the Borrower, provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests shall not exceed $250,000 in any twelve-month period and no Default or Event of Default shall have occurred and be continuing immediately after such transaction.

     The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Borrower or such Subsidiary, as the case may be, pursuant to the Restricted Payment. The fair market value of any non-cash Restricted Payment shall be determined by the Board of Directors whose resolution with respect thereto shall be conclusive and shall be delivered to the Agent. Not later than the date of making any Restricted Payment, the Borrower shall deliver to the Agent an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 8.7 were computed.

     (b) Make any prepayment, redemption, defeasance or acquisition for value (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due with the purpose of payment when due), or refund, refinance or exchange any Indebtedness arising under the Senior Note Indenture and the Senior Notes except as required by the terms of the Senior
Note Indenture.

          8.8 TRANSACTIONS WITH AFFILIATES; MODIFICATION OF DOCUMENTATION.
              -----------------------------------------------------------

     Enter into or permit to exist any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director or Affiliate which is not a Subsidiary other than (i) customary fees and expenses paid to directors, (ii) reasonable employee compensation and other benefit arrangements approved by the disinterested members of the Board of Directors of the Borrower, (iii) payment of reasonable directors fees, (iv) reasonable indemnities of officers, directors and employees of the Borrower or any Subsidiary permitted by applicable law, (v) Restricted Payments that are permitted by the provisions of Section 8.7 and (v) where such transactions are on terms and conditions substantially as favorable as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, or Affiliate which is not a Subsidiary.

          8.9 FISCAL YEAR.
              -----------

     Change its fiscal year.

          8.10 LIMITATION ON RESTRICTIONS.
               --------------------------

     Create or permit to exist any restriction of any kind on the ability of any Subsidiary to (i) pay dividends or make any other distributions to the Borrower,
(ii) pay Indebtedness owed to the Borrower, (iii) make loans or advances to the Borrower or (iv) transfer any of its properties or assets to the Borrower except (in respect of any of the matters referred to in clauses (i) through (iv) above) for such restrictions existing under or by reason of (A) this Credit Agreement and the other Credit Documents and (B) (I) the NFA Industrial Development Bond Documents or (II) the Senior Note Indenture and the Senior Notes, (C) applicable law, (D) any instrument governing Indebtedness or the capital stock of a Person acquired by the Borrower or any of its Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, PROVIDED that, in the case of Indebtedness, such Indebtedness is permitted by the terms of the Credit Agreement, (E) customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices, (F) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in clause (iv) above on the property so acquired, (G) any agreement for the sale of a Subsidiary that restricts distributions by that Subsidiary pending its sale, (H) Permitted Refinancing Indebtedness, PROVIDED that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are no more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being refinanced, (I) Liens securing Indebtedness otherwise permitted to be incurred pursuant to the provisions of Section 8.2 that limits the right of the debtor to dispose of the assets securing such Indebtedness, (J) provisions with respect to the disposition or distribution of assets or property in joint venture agreements and other similar agreements entered into in the ordinary course of business and
(K) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business.

          8.11 SALE LEASEBACKS.
               ---------------

     Except for any Capital Lease permitted by Section 8.1(c), directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any Property (whether real or personal or mixed), whether now owned or hereafter acquired, (i) which such Person contemporaneously has sold or transferred or is to sell or transfer to any other Person other than the Borrower or (ii) which such Person intends to use for substantially the same purpose as any other Property which contemporaneously has been sold or is to be sold or transferred by such Person to any other Person in connection with such lease.

          8.12 CAPITAL EXPENDITURES.
               --------------------

     Make or incur Capital Expenditures in any fiscal year of more than $17,500,000.

          8.13 FACTORING AGREEMENT.
               -------------------

     The Borrower will not, and will not permit its Subsidiaries to, incur or permit to exist any loans or advances from a Factor under any Factoring Agreement.

                                    SECTION 9
                                EVENTS OF DEFAULT
                                -----------------

          9.1 EVENTS OF DEFAULT.
              -----------------

     An Event of Default shall exist upon the occurrence of any of the following specified events (each an "EVENT OF DEFAULT"):

     (a) PAYMENT. The Borrower shall

               (i) default in the payment when due of any principal of any of the Loans or any principal of any reimbursement obligations arising from drawings under Letters of Credit, or

               (ii) default, and such defaults shall continue for five (5) or more Business Days, in the payment when due of any interest on the Loans or any interest on reimbursement obligations arising from drawings under Letters of Credit, or of any Fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith; or

     (b) REPRESENTATIONS. Any representation or warranty of the Borrower or any Subsidiary made or deemed to be made herein, in any of the other Credit Documents, or in any certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was deemed to have been made; or

     (c) COVENANTS.

          (i) a default in the due performance or observance of any term, covenant or agreement contained in Section 7.2(e), 7.3(a), 7.9, 7.10, 8.1, 8.2, 8.4, 8.5, 8.6, 8.7, 8.8, 8.10, or 8.12, or

          (ii) a default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b) or (c)(i) of this Section 9.1) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after notice thereof by the Agent; or

     (d) OTHER CREDIT DOCUMENTS. (i) Any Credit Party shall default in the due performance or observance of any term, covenant or agreement in any of the other Credit Documents (subject to applicable grace or cure periods, if any), or (ii) any Credit Document shall fail to be in full force and effect or to give the Agent and/or the Lenders any material part of the Liens, rights, powers and privileges purported to be created thereby; or

     (e) BANKRUPTCY, ETC. Any Bankruptcy Event shall occur with respect to the Borrower or any of its Subsidiaries; or

     (f) DEFAULTS UNDER OTHER AGREEMENTS. With respect to other Indebtedness (other than Indebtedness outstanding under this Credit Agreement) of the Borrower or any of its Subsidiaries in an aggregate amount in excess of $1,000,000, (A) (1) the Borrower or any of its Subsidiaries shall default in any payment of principal, interest or premium (and such default shall continue unwaived beyond the applicable grace period and after giving of required notice with respect thereto, if any) with respect to any such Indebtedness, or (2) the occurrence and continuance of a default in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (after the giving of notice or lapse of time if required), any such Indebtedness to become due prior to its stated maturity; or (B) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

     (g) JUDGMENTS. One or more judgments or decrees shall be entered against one or more of the Borrower or any of its Subsidiaries involving a liability of $1,000,000 or more in the aggregate (to the extent not paid or fully covered by insurance provided by a carrier who has acknowledged coverage and has the ability to perform) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days from the entry thereof; or

     (h) ERISA. Any of the following events or conditions, if such event or condition could reasonably be expected to have a Material Adverse Effect: (1) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of the Borrower or any of its Subsidiaries or any ERISA Affiliate in favor of the PBGC or a Plan;
(2) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (3) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Agent, likely to result in (i) the termination of such Plan for purposes of Title IV of ERISA, or (ii) the Borrower or any of its Subsidiaries or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency of (within the meaning of Section 4245 of ERISA) such Plan; or (4) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject the Borrower or any of its Subsidiaries or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which the Borrower or any of its Subsidiaries or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability; or

     (i) SENIOR NOTE INDENTURE. There shall occur an Event of Default under and as defined in the Senior Note Indenture.

     (j) OWNERSHIP. There shall occur a Change of Control.

          9.2 ACCELERATION; REMEDIES.
              ----------------------

     Upon the occurrence of an Event of Default, and at any time thereafter, the Agent shall, upon the request and direction of the Required Lenders, by written notice to the Borrower take any of the following actions:

          (i) TERMINATION OF COMMITMENTS. Declare the Commitments terminated whereupon the Commitments shall be immediately terminated.

          (ii) ACCELERATION. Declare the unpaid principal of and any accrued interest in respect of all Loans, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind owing by the Borrower to the Agent and/or any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

          (iii) CASH COLLATERAL. Direct the Borrower to pay (and the Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default under Section 9.1(e), it will immediately pay) to the Agent additional cash, to be held by the Agent, for the benefit of the Lenders, in a cash collateral account as additional security for the LOC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding.

          (iv) ENFORCEMENT OF RIGHTS. Enforce any and all rights and interests created and existing under the Credit Documents and all rights of set-off.

Notwithstanding the foregoing, if an Event of Default specified in Section 9.1(e) shall occur, then the Commitments shall automatically terminate and all Loans, all reimbursement obligations arising from drawings under Letters of Credit, all accrued interest in respect thereof, all accrued and unpaid Fees and other indebtedness or obligations owing to the Agent and/or any of the Lenders hereunder automatically shall immediately become due and payable without presentment, demand, protest or the giving of any notice or other action by the Agent or the Lenders, all of which are hereby waived by the Borrower.

                                   SECTION 10
                                AGENCY PROVISIONS
                                -----------------

          10.1 APPOINTMENT.
               -----------

     Each Lender hereby designates and appoints NationsBank, N.A. as Agent (in such capacity, the "Agent") of such Lender to act as specified herein and the other Credit Documents, and each such Lender hereby authorizes the Agent as the Agent for such Lender, to take such action on its behalf under the provisions of this Credit Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated by the terms hereof and of the other Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere herein and in the other Credit Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any of the other Credit Documents, or shall otherwise exist against the Agent. The provisions of this Section are solely for the benefit of the Agent and the Lenders and the Borrower shall have any rights as a third party beneficiary of the provisions hereof. In performing its functions and duties under this Credit Agreement and the other Credit Documents, the Agent shall act solely as Agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for the Borrower or any of its Affiliates.

          10.2 DELEGATION OF DUTIES.
               --------------------

     The Agent may execute any of their respective duties hereunder or under the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          10.3 EXCULPATORY PROVISIONS.
               ----------------------

     The Agent and its officers, directors, employees, agents, attorneys-in-fact or affiliates shall not be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection herewith or in connection with any of the other Credit Documents (except for its or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any of the Credit Parties contained herein or in any of the other Credit Documents or in any certificate, report, document, financial statement or other written or oral statement referred to or provided for in, or received by the Agent under or in connection herewith or in connection with the other Credit Documents, or enforceability or sufficiency therefor of any of the other Credit Documents, or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Credit Agreement, or any of the other Credit Documents or for any representations, warranties, recitals or statements made herein or therein or made by the Borrower in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Agent to the Lenders or by or on behalf of the Borrower to the Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or the use of the Letters of Credit or of the existence or possible existence of any Default or Event of Default or to inspect the properties, books or records of the Borrower or its Affiliates.

          10.4 RELIANCE ON COMMUNICATIONS.
               --------------------------

     The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower, independent accountants and other experts selected by the Agent with reasonable care). The Agent may deem and treat the Lenders as the owner of their respective interests hereunder for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent in accordance with Section 11.3(b) hereof. The Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement or under any of the other Credit Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Credit Documents in accordance with a request of the Required Lenders (or to the extent specifically provided in Section 11.6, all the Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns).

          10.5 NOTICE OF DEFAULT.
               -----------------

     The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or the Borrower referring to the Credit Document, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders.

          10.6 NON-RELIANCE ON AGENT AND OTHER LENDERS.
               ---------------------------------------

     Each Lender expressly acknowledges that each of the Agent and its officers, directors, employees, agents, attorneys-in-fact or affiliates has not made any representations or warranties to it and that no act by the Agent or any affiliate thereof hereinafter taken, including any review of the affairs of the Borrower or any of its Affiliates, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower or its Affiliates and made its own decision to make its Loans hereunder and enter into this Credit Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and its Affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of the Borrower or its respective Affiliates which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

          10.7 INDEMNIFICATION.
               ---------------

     The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitments (or if the Commitments have expired or been terminated, in accordance with the respective principal amounts of outstanding Loans and Participation Interests of the Lenders), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the final payment of all of the obligations of the Borrower hereunder and under the other Credit Documents) be imposed on, incurred by or asserted against the Agent in its capacity as such in any way relating to or arising out of this Credit Agreement or the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; PROVIDED that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

          10.8 AGENT IN ITS INDIVIDUAL CAPACITY.
               --------------------------------

     The Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower, its Subsidiaries or their respective Affiliates as though the Agent were not the Agent hereunder. With respect to the Loans made by and all obligations of the Borrower hereunder and under the other Credit Documents, the Agent shall have the same rights and powers under this Credit Agreement as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

          10.9 SUCCESSOR AGENT.
               ---------------

     The Agent may, at any time, resign upon twenty (20) days' written notice to the Borrower and the Lenders. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the notice of resignation, then the retiring Agent shall select a successor Agent provided such successor is a Lender hereunder or a commercial bank organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $400,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as Agent, as appropriate, under this Credit Agreement and the other Credit Documents and the provisions of this Section 10.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Credit Agreement.

                                   SECTION 11
                                  MISCELLANEOUS
                                  -------------

          11.1 NOTICES.
               -------

     Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (i) when delivered, (ii) when transmitted via telecopy (or other facsimile device) with receipt confirmed, to the number set out below, (iii) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (iv) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of any Credit Party and the Agent, set forth below, and, in the case of the Lenders, set forth on
SCHEDULE 11.1, or at such other address as such party may specify by written notice to the other parties hereto:

     if to the Borrower:

               WORLDTEX, INC.
               212 12th Avenue NE
               P.O. Box 2363
               Hickory, North Carolina  28603
               Attn:  Barry D. Setzer
                       President and Chief Executive Officer
               Telephone:  (704) 328-5381
               Telecopy:   (704) 328-6172
     if to any Guarantor:

               [NAME OF GUARANTOR]
               c/o Worldtex, Inc.
               212 12th Avenue NE
               P.O. Box 2363
               Hickory, North Carolina  28603
               Attn:  Barry D. Setzer
                       President and Chief Executive Officer
               Telephone:  (704) 328-5381
               Telecopy:   (704) 328-6172

     if to the Agent:

               NATIONSBANK, N.A.
               NationsBank Corporate Center, 8th Floor
               100 North Tryon Street
               Charlotte, North Carolina  28255
               Attn:  E. Phifer Helms
               Telephone:  (704) 386-5358
               Telecopy:   (704) 386-1270

          11.2 RIGHT OF SET-OFF.
               ----------------

     In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Lender (including, without limitation branches, agencies or Affiliates of such Lender wherever located) to or for the credit or the account of the Borrower against obligations and liabilities of such Person to such Lender hereunder, under the Notes, the other Credit Documents or otherwise, irrespective of whether such Lender shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto. Any Person purchasing a participation in the Loans and Commitments hereunder pursuant to Section 3.13 or Section 11.3(d) may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Lender hereunder to the fullest extent permitted by law.

          11.3 BENEFIT OF AGREEMENT.
               --------------------

     (a) GENERALLY. This Credit Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; PROVIDED that the Borrower may not assign or transfer any of its interests without prior written consent of the Lenders; PROVIDED FURTHER that the rights of each Lender to transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth in this
Section 11.3, PROVIDED however that nothing herein shall prevent or prohibit any Lender from (i) pledging its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank, or
(ii) granting assignments or selling participations in such Lender's Loans and/or Commitments hereunder to its parent company and/or to any Affiliate or Subsidiary of such Lender.

     (b) ASSIGNMENTS. Each Lender may assign all or a portion of its rights and obligations hereunder, pursuant to an assignment agreement substantially in the form of SCHEDULE 11.3(B), to (i) any Lender or any Affiliate or Subsidiary of a Lender, or (ii) any other commercial bank, financial institution or "accredited investor" (as defined in Regulation D of the Securities and Exchange Commission) reasonably acceptable to the Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrower; PROVIDED that (i) any such assignment (other than any assignment to an existing Lender) shall be in a minimum aggregate amount of $5,000,000 (or, if less, the remaining amount of the Commitment being assigned by such Lender) of the Commitments and in integral multiples of $1,000,000 above such amount and (ii) each such assignment shall be of a constant, not varying, percentage of all such Lender's rights and obligations under this Credit Agreement. Any assignment hereunder shall be effective upon delivery to the Agent of written notice of the assignment together with a transfer fee of $3,500 payable to the Agent for its own account from and after the later of (i) the effective date specified in the applicable assignment agreement and (ii) the date of recording of such assignment in the Register pursuant to the terms of subsection (c) below. The assigning Lender will give prompt notice to the Agent and the Borrower of any such assignment. Upon the effectiveness of any such assignment (and after notice to, and (to the extent required pursuant to the terms hereof), with the consent of, the Borrower as provided herein), the assignee shall become a "Lender" for all purposes of this Credit Agreement and the other Credit Documents and, to the extent of such assignment, the assigning Lender shall be relieved of its obligations hereunder to the extent of the Loans and Commitment components being assigned. Along such lines the Borrower agrees that upon notice of any such assignment and surrender of the appropriate Note or Notes, it will promptly provide to the assigning Lender and to the assignee separate promissory notes in the amount of their respective interests substantially in the form of the original Note (but with notation thereon that it is given in substitution for and replacement of the original Note or any replacement notes thereof). By executing and delivering an assignment agreement in accordance with this Section 11.3(b), the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim; (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto or the financial condition of the Borrower or any of its Affiliates or the performance or observance by the Borrower of any of its obligations under this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such assignment agreement; (iv) such assignee confirms that it has received a copy of this Credit Agreement, the other Credit Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment agreement; (v) such assignee will independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement and the other Credit Documents;
(vi) such assignee appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under this Credit Agreement or any other Credit Document as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.

     (c) MAINTENANCE OF REGISTER. The Agent shall maintain at one of its offices in Charlotte, North Carolina a copy of each Lender assignment agreement delivered to it in accordance with the terms of subsection (b) above and a register for the recordation of the identity of the principal amount, type and Interest Period of each Loan outstanding hereunder, the names, addresses and the Commitments of the Lenders pursuant to the terms hereof from time to time (the "REGISTER"). The Agent will make reasonable efforts to maintain the accuracy of the Register and to promptly update the Register from time to time, as necessary. The entries in the Register shall be conclusive in the absence of manifest error and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and each Lender, at any reasonable time and from time to time upon reasonable prior notice.

     (d) PARTICIPATIONS. Each Lender may sell, transfer, grant or assign participations in all or any part of such Lender's interests and obligations hereunder; PROVIDED that (i) such selling Lender shall remain a "Lender" for all purposes under this Credit Agreement (such selling Lender's obligations under the Credit Documents remaining unchanged) and the participant shall not constitute a Lender hereunder, (ii) no such participant shall have, or be granted, rights to approve any amendment or waiver relating to this Credit Agreement or the other Credit Documents except to the extent any such amendment or waiver would (A) reduce the principal of or rate of interest on or Fees in respect of any Loans in which the participant is participating or (B) postpone the date fixed for any payment of principal (including extension of the Maturity Date or the date of any mandatory prepayment), interest or Fees in which the participant is participating, and (iii) sub-participations by the participant (except to an affiliate, parent company or affiliate of a parent company of the participant) shall be prohibited. In the case of any such participation, the participant shall not have any rights under this Credit Agreement or the other

Credit Documents (the participant's rights against the selling Lender in respect of such participation to be those set forth in the participation agreement with such Lender creating such participation) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, PROVIDED, however, that such participant shall be entitled to receive additional amounts under Sections 3.8, 3.9, 3.10 and 3.11 on the same basis as if it were a Lender. Notwithstanding the foregoing, (i) a participant shall not be entitled to receive any greater payment under Sections 3.8, 3.9 and 3.10 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, unless the sale of the participation to such participant is made with the Borrower's prior written consent and (ii) a participant that is not incorporated under the laws of the United States of America or a state thereof shall not be entitled to the benefits of Section 3.10 unless the Borrower is notified of the participation sold to such participant and such participant agrees, for the benefit of the Borrower, to comply with
Section 3.10.

          11.4 NO WAIVER; REMEDIES CUMULATIVE.
               ------------------------------

     No failure or delay on the part of the Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Agent or any Lender and the Borrower shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Agent or any Lender would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or the Lenders to any other or further action in any circumstances without notice or demand.

          11.5 PAYMENT OF EXPENSES, ETC.
               ------------------------

     The  Borrower  agrees to: (i) pay all  reasonable  out-of-pocket  costs and expenses (A) of the Agent in connection with the negotiation, preparation, execution and delivery of this Credit Agreement and the other Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC, special counsel to the Agent), and any amendment, waiver or consent relating hereto and thereto including, but not limited to, any such amendments, waivers or consents resulting from or related to any work-out, renegotiation or restructure relating to the performance by the Borrower under this Credit Agreement and (B) of the Agent and the Lenders in connection with enforcement of the Credit Documents and the documents and instruments referred to therein (including, without limitation, in connection with any such enforcement, the reasonable fees and disbursements of counsel for the Agent and each of the Lenders); (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) indemnify each Lender, its officers, directors, employees, representatives and Agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of (A) any investigation, litigation or other proceeding (whether or not any Lender is a party thereto) related to the entering into and/or performance of any Credit Document or the use of proceeds of any Loans (including other extensions of credit) hereunder or the consummation of any other transactions contemplated in any Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding or (B) the presence or Release of any Materials of Environmental Concern at, under or from any Property owned, operated or leased by the Borrower or any of its Subsidiaries, or the failure by the Borrower or any of its Subsidiaries to comply with any Environmental Law (but excluding, in the case of either of clause (A) or (B) above, any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of gross negligence or willful misconduct on the part of the Person to be indemnified).

          11.6 AMENDMENTS, WAIVERS AND CONSENTS.
               --------------------------------

     Neither this Credit Agreement nor any of the other Credit Documents, nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Required Lenders and the Borrower, PROVIDED, HOWEVER, that:

     (a) no such amendment, change, waiver, discharge or termination shall, without the consent of each Lender directly affected thereby, (i) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) on any Loan or fees hereunder, (ii) extend (A) the Commitments of the Lenders, (B) the final maturity of any Loan, or any portion thereof, or (C) the time of payment of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit, (iii) reduce the principal amount on any Loan; (iv) increase the Commitments of the Lenders over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or of a mandatory reduction in the total commitments shall not constitute a change in the terms of any Commitment of any Lender), (v) release all or substantially all of the Collateral, (vi) release all or substantially all of the Guarantors from the Guaranty Obligations hereunder (vii) release any of ECA, Elastex, Inc. or Regal Manufacturing Company, Inc. from their respective Guaranty Obligations hereunder, (viii)amend, modify or waive any provision of this Section 11.6 or
Section 3.6, 3.10,  3.11,  3.12,  3.13,  9.1(a),  11.2, 11.3, 11.5 or 11.9, (ix)
reduce any percentage specified in, or otherwise modify, the definition of "Required Lenders," or (x) consent to the assignment or transfer by the Borrower of any of its rights and obligations under (or in respect of) the Credit Documents to which it is a party; and

     (b) no provision of Section 2.2 may be amended without the consent of the Issuing Lender and no provision of Section 10 may be amended without the consent of the Agent.

          11.7 COUNTERPARTS.
               ------------

     This Credit Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart.

          11.8 HEADINGS.
               --------

     The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

          11.9 SURVIVAL.
               --------

     All indemnities set forth herein, including, without limitation, in Section 2.2(h), 3.9, 3.11, 10.7 or 11.5 shall survive the execution and delivery of this Credit Agreement, the making of the Loans, the issuance of the Letters of Credit, the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder, and all representations and warranties made by the Borrower herein shall survive delivery of the Notes and the making of the Loans hereunder.

          11.10 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE.
                ------------------------------------------------

     (a) THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of North Carolina, or of the United States for the Middle District of North Carolina, and, by execution and delivery of this Credit Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. The Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 11.1, such service to become effective three (3) Business Days after such mailing. Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Borrower in any other jurisdiction.

     (b) The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     (c) TO THE EXTENT PERMITTED BY LAW, EACH OF THE AGENT, THE LENDERS AND THE BORROWER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          11.11 SEVERABILITY.
                ------------

     If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

          11.12 ENTIRETY.
                --------

     This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

          11.13 BINDING EFFECT; TERMINATION.
                ---------------------------

     (a) This Credit Agreement shall become effective at such time on or after the Closing Date when it shall have been executed by the Borrower and the Agent, and the Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrower, the Agent and each Lender and their respective successors and assigns.

     (b) The term of this Credit Agreement shall be until no Loans, LOC Obligations or any other amounts payable hereunder or under any of the other Credit Documents shall remain outstanding and until all of the Commitments hereunder shall have expired or been terminated.

          11.14 CONFIDENTIALITY.
                ---------------

     The Agent and the Lenders agree to keep confidential (and to cause their respective affiliates, officers, directors, employees, agents and representatives to keep confidential) all information, materials and documents furnished to the Agent or any such Lender by or on behalf of the Borrower (whether before or after the Closing Date) which relates to the Borrower or any of its Subsidiaries (the "INFORMATION"). Notwithstanding the foregoing, the Agent and each Lender shall be permitted to disclose Information (i) to its affiliates, officers, directors, employees, agents and representatives in connection with its participation in any of the transactions evidenced by this Credit Agreement or any other Credit Documents or the administration of this Credit Agreement or any other Credit Documents; (ii) to the extent required by applicable laws and regulations or by any subpoena or similar legal process, or requested by any Governmental Authority; (iii) to the extent such Information
(A) becomes publicly available other than as a result of a breach of this Credit Agreement or any agreement entered into pursuant to clause (iv) below, (B) becomes available to the Agent or such Lender on a non-confidential basis from a source other than the Borrower or any of its Subsidiaries or (C) was available to the Agent or such Lender on a non-confidential basis prior to its disclosure to the Agent or such Lender by the Borrower or any of its Subsidiaries; (iv) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first specifically agrees in a writing furnished to and for the benefit of the Borrower to be bound by the terms of this Section 11.14; or (v) to the extent that the Borrower shall have consented in writing to such disclosure. Nothing set forth in this Section 11.14 shall obligate the Agent or any Lender to return any materials furnished by the Borrower.

          11.15 CONFLICT.
                --------

     To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of any Credit Document, on the other hand, this Credit Agreement shall control.

                           [Signature Page to Follow]

Signature Page to Credit Agreement, dated as of December 1, 1997, among Worldtex, Inc., as Borrower, certain Subsidiaries of the Borrower, the Lenders and NationsBank, N.A., as Agent.


     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                          WORLDTEX, INC.,
--------                           a Delaware corporation


                                   By:______________________________________
                                   Name:____________________________________
                                   Title:___________________________________


GUARANTORS:                        REGAL MANUFACTURING COMPANY, INC.,
----------                         a Delaware corporation


                                   By:______________________________________
                                   Name:____________________________________
                                   Title:___________________________________


                                   ELASTIC CORPORATION OF AMERICA, INC.,
                                   a Delaware corporation


                                   By:______________________________________
                                   Name:____________________________________
                                   Title:___________________________________


                                   ELASTEX, INC.,
                                   a Delaware corporation


                                   By:______________________________________
                                   Name:____________________________________
                                   Title:___________________________________


                                   WTX COLOMBIA I, INC.,
                                   a Delaware corporation


                                   By:______________________________________
                                   Name:____________________________________
                                   Title:___________________________________

Signature Page to Credit Agreement, dated as of December 1, 1997, among Worldtex, Inc., as Borrower, certain Subsidiaries of the Borrower, the Lenders and NationsBank, N.A., as Agent.


                                   WTX COLOMBIA II, INC.,
                                   a Delaware corporation


                                   By:______________________________________
                                   Name:____________________________________
                                   Title:___________________________________


                                   WILLCOX & GIBBS FILIX OF DELAWARE,
                                   INC., a Delaware corporation


                                   By:______________________________________
                                   Name:____________________________________
                                   Title:___________________________________


                                   REGAL YARNS OF ARGENTINA, INC.,
                                   a North Carolina corporation


                                   By:______________________________________
                                   Name:____________________________________
                                   Title:___________________________________


LENDERS:                           NATIONSBANK, N.A.,
-------                            individually in its capacity as a
                                   Lender and in its capacity as Agent


                                   By:______________________________________
                                   Name:____________________________________
                                   Title:___________________________________

Signature Page to Credit Agreement, dated as of December 1, 1997, among Worldtex, Inc., as Borrower, certain Subsidiaries of the Borrower, the Lenders and NationsBank, N.A., as Agent.


                                   BANQUE NATIONALE DE PARIS



                                   By:______________________________________
                                   Name:____________________________________
                                   Title:___________________________________